                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------





                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $781,027,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

FEBRUARY 28, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------

                                   TERM SHEET

                                FEBRUARY 28, 2003

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-WMC1

                           $781,027,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                              EXPECTED    STATED
                                        WAL (YRS)    PAYMENT WINDOW                             FINAL      FINAL        EXPECTED
               APPROX                     (CALL/       (CALL/          PAYMENT    INTEREST    MATURITY   MATURITY    RATINGS (FITCH/
CLASS          SIZE ($)      COUPON      MATURITY)    MATURITY)         DELAY      ACCRUAL       (4)        (5)       MOODY'S / S&P)
-----          --------      ------      ---------    ---------         -----      -------       ---        ---     ----------------
CLASS A-1    $299,720,000  LIBOR + [ ]   2.41 /      1 - 89 / 1 - 192     0      Actual/360    7/2010     11/2033     AAA/Aaa/AAA
                             (1), (2)       2.64
CLASS A-2    $343,195,000  LIBOR + [ ]   2.41 /      1 - 89 / 1 - 195     0      Actual/360    7/2010     11/2033     AAA/Aaa/AAA
                             (1), (2)       2.64
CLASS S (6)    Notional    XX%-LIBOR(7)     N/A            N/A            0      Actual/360      N/A        N/A       AAA/Aaa/AAA

CLASS M-1    $56,592,000   LIBOR + [ ]   4.99 /       40 - 89 / 40 -      0      Actual/360    7/2010     11/2033      AA/Aa2/AA
                             (1), (3)       5.54           169
CLASS M-2    $39,289,000   LIBOR + [ ]   4.92 /       38 - 89 / 38 -      0      Actual/360    7/2010     11/2033        A/A2/A
                             (1), (3)       5.41           151
CLASS B-1    $30,325,000   LIBOR + [ ]   4.90 /       37 - 89 / 37 -      0      Actual/360    7/2010     11/2033     BBB/Baa2/BBB
                             (1), (3)       5.21           129
CLASS B-2    $11,906,000   LIBOR + [ ]   4.79 /       37 - 89 / 37 -      0      Actual/360    7/2010     11/2033    BBB-/Baa3/BBB-
                             (1), (3)       4.82            98
TOTAL       $781,027,000
OFFERED:


1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 and A-2 Certificates will increase to 2x their respective margins.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will increase to 1.5x their respective margins.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5)    Assumes longest dated collateral plus one year

6) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding principal balance of the Mortgage Loans.

7) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) a predetermined fixed rate minus One-Month LIBOR for such Distribution Date and (ii) zero.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------



                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659    ssoltas@exchange.ml.com
Vince Mora                         212-449-1437    vmora@exchange.ml.com
Charles Sorrentino                 212-449-3659    csorrentino@exchange.ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752    mwhalen@exchange.ml.com
Paul Park                          212-449-6380    ppark@exchange.ml.com
Ted Bouloukos                      212-449-5029    tbouloukos@exchange.ml.com
Alan Chan                          212-449-8140    alanchan@exchange.ml.com
Alice Chang                        212-449-1701    achang1@exchange.ml.com
Amanda DeZutter                    212-449-0425    adezutter@exchange.ml.com

ABS RESEARCH
Glenn Costello                     212-449-4457    gcostello@exchange.ml.com



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------

TITLE OF OFFERED            Merrill Lynch Mortgage Investors, Inc., Mortgage
CERTIFICATES                Loan Asset-Backed Certificates Series 2003-WMC1,
                            consisting of:

                            Class A-1 and Class A-2 Certificates (collectively, the "Class A Certificates"), Class S Certificates
                            (together with the Class A Certificates, the "Senior
                            Certificates") Class M-1 and Class M-2 Certificates
                            (collectively, the "Class M Certificates"), Class
                            B-1 and Class B-2 Certificates (collectively, the
                            "Class B Certificates")

UNDERWRITERS                Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                            Countrywide Securities Corporation and Wachovia
                            Securities, Inc.

DEPOSITOR                   Merrill Lynch Mortgage Investors, Inc.

SELLER                      Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                  WMC Mortgage Corp.

SERVICER                    HomEq Servicing Corporation

TRUSTEE                     Wells Fargo Bank Minnesota, N.A.

LOSS MITIGATION ADVISOR     [The Murrayhill Company]

CUT-OFF DATE                February 1, 2003

PRICING DATE                On or about February 28, 2003

CLOSING DATE                On or about March 11, 2003

DISTRIBUTION DATES          Distribution of principal and interest on the
                            certificates will be made on the 25th day of each
                            month or, if such day is not a business day, on the
                            first business day thereafter, commencing in March
                            2003.

ERISA CONSIDERATIONS        The offered certificates will be ERISA eligible as
                            of the Closing Date. However, investors should
                            consult with their counsel with respect to the
                            consequences under ERISA and the Internal Revenue
                            Code of an ERISA Plan's acquisition and ownership of
                            such Certificates.

LEGAL INVESTMENT            The offered certificates will not constitute
                            "mortgage-related securities" for the purposes of
                            SMMEA.

TAX STATUS                  For federal income tax purposes, the Trust Fund will
                            include two or more segregated asset pools, with
                            respect to which elections will be made to treat
                            each as a "real estate mortgage investment conduit"
                            ("REMIC").

OPTIONAL TERMINATION        The Trustee has the option to terminate the trust
                            when the aggregate stated principal balance of the
                            Mortgage Loans is less than or equal to 10% of the
                            aggregate stated principal balance of the Mortgage
                            Loans as of the Cut-Off Date. The termination will
                            be effected by auctioning the remaining trust assets
                            via a solicitation of bids from at least three
                            bidders. Any such termination will occur only if the
                            highest bid received is at least equal to the sum of
                            (i) the aggregate outstanding principal balance of
                            the Class A Certificates, Class M Certificates and
                            Class B Certificates, plus accrued interest thereon
                            and (ii) any unreimbursed out-of-pocket costs and
                            expenses and the principal portion of Advances, in
                            each case previously incurred by the Servicers in
                            the performance of their servicing obligations.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------

MORTGAGE LOANS              The mortgage pool will consist of fixed rate and
                            adjustable rate mortgage loans ("Mortgage Loans")
                            that were purchased from WMC Mortgage Corp. and will
                            be serviced by HomEq Servicing Corporation. The
                            mortgage pool will be divided into two groups
                            referred to as Group A and Group B. Group A will
                            consist of fixed rate and adjustable rate mortgage
                            loans that had a principal balance at origination of
                            no more than $322,700 if a single-unit property (or
                            $484,050 if the property is located in Hawaii or
                            Alaska), $413,100 if a two-unit property (or
                            $619,650 if the property is located in Hawaii or
                            Alaska), $499,300 if a three-unit property (or
                            $748,950 if the property is located in Hawaii or
                            Alaska), or $620,500 if a four-unit property (or
                            $930,750 if the property is located in Hawaii or
                            Alaska) and second lien fixed rate mortgage loans
                            that had a principal balance at origination of no
                            more than $161,350 (or $242,025 if the property is
                            located in Hawaii or Alaska). Group B will consist
                            of fixed rate and adjustable rate mortgage loans
                            that had principal balances at origination that may
                            or may not conform to the criteria specified above
                            for mortgage loans included in Group A.

TOTAL DEAL SIZE             Approximately $781,027,000

ADMINISTRATIVE FEES         The Servicer, Trustee and Loss Mitigation Advisor
                            will be paid fees aggregating approximately 53 bps
                            per annum (payable monthly) on the stated principal
                            balance of the Mortgage Loans.

CREDIT ENHANCEMENTS         1.   Excess interest

                            2.   Over-Collateralization

                            3.   Subordination

EXCESS INTEREST             Excess interest cashflow will be available as credit
                            enhancement.

                            OVER-COLLATERALIZATION      The
                            over-collateralization ("O/C") amount is equal to
                            the excess of the aggregate principal balance of the
                            Mortgage Loans over the aggregate principal balance
                            of the Offered Certificates. On the Closing Date,
                            the over-collateralization amount will equal
                            approximately 1.60% of the aggregate principal
                            balance of the Mortgage Loans. To the extent the
                            over-collateralization amount is reduced below the
                            over-collateralization target amount (i.e., 1.60% of
                            the aggregate principal balance of the Mortgage
                            Loans as of the Closing Date), excess cashflow will
                            be directed to build O/C until the
                            over-collateralization target amount is restored.

                            Initial: 1.60% of original balance
                            Target:  1.60% of original balance before stepdown,
                                       3.20% of current balance after stepdown
                            Floor:   0.50% of original balance

                            (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):             CLASSES        RATING (F/M/S)      SUBORDINATION
                             -------        --------------      -------------
                             Class A         [AAA/Aaa/AAA]         19.00%
                            Class M-1         [AA/Aa2/AA]          11.87%
                            Class M-2          [A/A2/A]             6.92%
                            Class B-1       [BBB/Baa2/BBB]          3.10%
                            Class B-2      [BBB-/Baa3/BBB-]         1.60%

CLASS SIZES:                 CLASSES        RATING (F/M/S)       CLASS SIZES
                             -------        --------------       -----------
                             Class A         [AAA/Aaa/AAA]         81.00%
                            Class M-1         [AA/Aa2/AA]           7.13%
                            Class M-2          [A/A2/A]             4.95%
                            Class B-1       [BBB/Baa2/BBB]          3.82%
                            Class B-2      [BBB-/Baa3/BBB-]         1.50%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------

INTEREST ACCRUAL            Interest will initially accrue from the Closing Date
                            to (but excluding) the first Distribution Date, and
                            thereafter, from the prior Distribution Date to (but
                            excluding) the current Distribution Date.

MORTGAGE LOANS              Fixed rate and adjustable rate, first and second
                            lien, sub-prime Mortgage Loans having an aggregate
                            stated principal balance as of the Cut-Off Date of
                            approximately $793,727,928 originated by WMC.

COUPON STEP UP              If the 10% clean-up call for the Certificates is not
                            exercised on the first distribution date on which it
                            is exercisable, (i) the margins on the Class A-1 and
                            Class A-2 Certificates will increase to 2x their
                            respective margins, and (ii) the margins on the
                            Class M-1, Class M-2, Class B-1 and Class B-2
                            Certificates will increase to 1.5x their respective
                            margins.

AVAILABLE FUNDS CAP         The pass-through rates of the Certificates will be
                            subject to the "Available Funds Cap" which is a per
                            annum rate equal to 12 times the quotient of (x) the
                            total scheduled interest based on the net mortgage
                            rates in effect on the related due date plus any 1ML
                            cap contract flows, divided by (y) the aggregate
                            principal balance of the Certificates as of the
                            first day of the applicable accrual period
                            multiplied by 30 and divided by the actual number of
                            days in the related accrual period. Such
                            reimbursement will be paid only on a subordinated
                            basis. "Net Mortgage Rate" means, with respect to
                            any mortgage loan the mortgage rate less the
                            administrative fees.

(1) The subordination includes the initial over-collateralization level of 1.60%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------

MAXIMUM RATE CAP            The pass-through rate of the Certificates will also
                            be subject to the "Maximum Rate Cap", which is a per
                            annum rate equal to, on each distribution date, the
                            weighted average of the net maximum lifetime
                            mortgage rates on the adjustable rate mortgage loans
                            and the net mortgage rates on the fixed rate
                            mortgage loans, less the Class S Certificate
                            Pass-Through Rate for such Distribution Date. Any
                            interest shortfall due to the Maximum Rate Cap will
                            not be reimbursed.

SHORTFALL REIMBURSEMENT     If on any Distribution Date the pass-through rate is
                            limited by the Available Funds Cap, the amount of
                            such interest that would have been distributed if
                            the pass-through rate had not been so limited by the
                            Available Funds Cap, up to but not exceeding the
                            Maximum Rate Cap and the aggregate of such
                            shortfalls from previous Distribution Dates together
                            with accrued interest at the pass-through rate will
                            be carried over to the next Distribution Date until
                            paid (herein referred to as "Carryover"). Such
                            reimbursement will be paid only on a subordinated
                            basis. No such Carryover will be paid once the
                            Certificate principal balance has been reduced to
                            zero.

CASHFLOW PRIORITY           1.  Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>        2.  Servicing Fees, Trustee Fees, and Loss
                                Mitigation Advisor Fees.

                            3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A
                                Certificates and Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1
                                Certificates, then to the Class M-2
                                Certificates, then to the Class B-1
                                Certificates and then to the Class B-2
                                Certificates.

                            4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                Certificates, then monthly principal to the Class B-1 Certificates and then monthly principal to the Class B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                            5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                            6. Excess interest to pay subordinate principal shortfalls.

                            7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                            8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts referred to in (i) and (ii) above will be distributed sequentially to the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, and fifth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A                          38.00%*
CLASS M-1                        23.74%*
CLASS M-2                        13.84%*
CLASS B-1                         6.20%*
CLASS B-2                         3.20%*

* includes overcollateralization




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the March 2006 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE                 The first Distribution Date on which the Senior
CLASS PRINCIPAL             Enhancement Percentage (i.e., the sum of the
DISTRIBUTION                outstanding principal balance of the subordinate
 DATE                       Certificates and the O/C amount divided by the
                            aggregate stated principal balance of the Mortgage
                            Loans) is greater than or equal to the Senior
                            Specified Enhancement Percentage (including O/C),
                            which is equal to two times the initial AAA
                            subordination percentage.

                            SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                            38.00%
                            or
                            (17.40%+1.60%)*2

TRIGGER EVENT               [To be provided]

                            DISTRIBUTION DATE OCCURRING          LOSS PERCENTAGE
                            ---------------------------          ---------------
                            March 2006 - February 2007          [To be provided]
                            March 2007 - February 2008          [To be provided]
                            March 2008 - February 2009          [To be provided]
                            March 2009 - February 2010          [To be provided]
                            March 2010 and thereafter           [To be provided]

PROSPECTUS                  The Certificates will be offered pursuant to a
                            Prospectus which includes a Prospectus Supplement
                            (together, the "Prospectus"). Complete information
                            with respect to the Certificates and the Mortgage
                            Loans is contained in the Prospectus. The foregoing
                            is qualified in its entirety by the information
                            appearing in the Prospectus. To the extent that the
                            foregoing is inconsistent with the Prospectus, the
                            Prospectus shall govern in all respects. Sales of the
                            Certificates may not be consummated unless the
                            purchaser has received the Prospectus.

MORTGAGE LOAN TABLES        The following tables describe the mortgage loans and
                            the related mortgaged properties as of the close of
                            business on the Cut-off Date. The sum of the columns
                            below may not equal the total indicated due to
                            rounding.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC1





                     MORTGAGE POOL COLLATERAL SUMMARY REPORT



Aggregate Outstanding Principal Balance                 $793,727,928
Aggregate Original Principal Balance                    $796,120,846
Number of Mortgage Loans                                       4,849



                                         MINIMUM                         MAXIMUM       AVERAGE (1)
                                         -------                         -------       -----------

Original Principal Balance               $14,580                         $896,250      $164,182
Outstanding Principal Balance            $14,560                         $893,280      $163,689



                                         MINIMUM                         MAXIMUM       WEIGHTED AVERAGE (2)
                                         -------                         -------       --------------------

Original Term (mos)                        180                             360            345
Stated Remaining Term (mos)                173                             357            341
Loan Age (mos)                              2                               16             4
Current Interest Rate                    4.750%                          14.750%         8.068%
Initial Interest Rate Cap                1.000%                           3.000%         1.722%
Periodic Rate Cap                        1.000%                           1.000%         1.000%
Gross Margin                             3.500%                          10.000%         6.225%
Maximum Mortgage Rate                    10.500%                         18.380%        14.286%
Minimum Mortgage Rate                    4.750%                          14.750%         7.795%
Months to Roll                              3                               57             24
Original Loan-to-Value                   10.00%                          100.00%         83.98%
Credit Score (3)                           500                             810            637



                                                                         EARLIEST                          LATEST


Maturity Dates                                                           07/01/2017                       11/02/2032



         LIEN POSITION            PERCENT OF MORTGAGE              YEAR OF ORIGINATION            PERCENT OF MORTGAGE POOL
         -------------            --------------------             -------------------            ------------------------
                                          POOL
                                          ----

1st                                               92.12%           2002                                                 99.98%
2nd                                                7.88%           2003                                                  0.02%

           OCCUPANCY              PERCENT OF MORTGAGE                  LOAN PURPOSE               PERCENT OF MORTGAGE POOL
           ---------              -------------------                  ------------               ------------------------
                                          POOL
                                          ----

Primary                                           95.22%        Purchase                                             52.44%
Second home                                        1.20%        Cash Out Refi                                        39.50%
Investment                                         3.58%        Rate/Term Refi                                        8.06%

           LOAN TYPE              PERCENT OF MORTGAGE                 PROPERTY TYPE               PERCENT OF MORTGAGE POOL
           ---------              -------------------                 -------------               ------------------------
                                          POOL
                                          ----
ARM                                               80.44%        Single family detached                               72.32%
FRM                                               19.56%        Condominium                                           8.31%
                                                                Duplex                                                3.37%
                                                                Triplex                                               0.74%
                                                                PUD single family (Detached)                         11.55%
                                                                PUD project (Attached)                                2.53%
                                                                Single family 4 unit                                  1.08%
                                                                Manufactured Housing                                  0.11%


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC1




CURRENT MORTGAGE RATES

                     NUMBER OF       AGGREGATE                         WEIGHTED
                     MORTGAGE     PRINCIPAL BALANCE    PERCENT OF      AVERAGE     WEIGHTED       AVERAGE     ORIGINAL  FULL DOC
MORTGAGE RATES         LOANS        OUTSTANDING       MORTGAGE POOL     COUPON    AVERAGE FICO    BALANCE       LTV

6.500% or less            305        $83,074,464       10.47%         6.27%         679.22        $272,375    79.06%     64.21%
6.501% to 7.000%          503        121,311,840        15.28          6.88         660.59         241,177     80.39      58.65
7.001% to 7.500%          576        127,613,430        16.08          7.36         646.14         221,551     81.86      51.13
7.501% to 8.000%          722        141,506,333        17.83          7.86         629.02         195,992     83.59      51.55
8.001% to 8.500%          568        101,745,336        12.82          8.37         620.92         179,129     84.28      48.74
8.501% to 9.000%          577         88,640,102        11.17          8.83         611.81         153,622     86.56      57.15
9.001% to 9.500%          253         34,951,339         4.40          9.33         604.26         138,148     86.17      53.88
9.501% to 10.000%         274         30,918,026         3.90          9.83         611.02         112,840     86.89      56.97
10.001% to 10.500%        107         10,039,728         1.26         10.30         581.47          93,829     87.34      64.48
10.501% to 11.000%        150         10,885,871         1.37         10.84         617.86          72,572     92.54      68.13
11.001% to 11.500%        312         18,542,880         2.34         11.36         654.78          59,432     98.08      29.69
11.501% to 12.000%        298         16,403,641         2.07         11.84         644.80          55,046     97.72      33.12
12.001% to 12.500%         43          1,839,342         0.23         12.39         662.54          42,775     98.98      21.22
12.501% to 13.000%         73          2,876,546         0.36         12.94         649.11          39,405     99.73      28.22
13.001% to 13.500%         38          1,485,846         0.19         13.35         643.70          39,101     99.79      25.40
13.501% to 14.000%         49          1,800,162         0.23         13.80         638.47          36,738     99.64      23.13
14.501% to 15.000%          1             93,042         0.01         14.75         590.00          93,042     95.00     100.00
TOTAL:                  4,849       $793,727,928      100.00%         8.07%         637.47        $163,689    83.98%     53.71%


WEIGHTED AVERAGE IS: 8.068
MINIMUM: 4.750
MAXIMUM: 14.750

REMAINING MONTHS TO STATED MATURITY

                           NUMBER OF     AGGREGATE                         WEIGHTED
                           MORTGAGE    PRINCIPAL BALANCE    PERCENT OF      AVERAGE      WEIGHTED     AVERAGE    ORIGINAL   FULL DOC
REMAINING TERM (MONTHS)     LOANS      OUTSTANDING         MORTGAGE POOL    COUPON     AVERAGE FICO   BALANCE     LTV

169 to 180                     1,182      $66,766,195          8.41%        11.01%          662.91     $56,486     97.25%    42.78%
229 to 240                        12        1,134,637           0.14          7.54          665.91      94,553      79.28     67.25
289 to 300                         2          132,867           0.02          7.34          663.00      66,433      84.00    100.00
337 to 348                         1          199,835           0.03          8.50          655.00     199,835      80.00      0.00
349 to 360                     3,652      725,494,394          91.40          7.80          635.07     198,657      82.76     54.70
TOTAL:                         4,849     $793,727,928        100.00%         8.07%          637.47    $163,689     83.98%    53.71%



WEIGHTED AVERAGE IS: 341
MINIMUM: 173

MAXIMUM: 357







--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          Series 2003-WMC1
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
RANGE OF ORIGINAL MORTGAGE LOAN   MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
PRINCIPAL BALANCES                 LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
------------------                 -----       -----------       ----       ------      ----       -------     ---         ---
$50,000 or less                         734   $  25,948,511        3.27%      11.07%    648.42   $  35,352      94.90%    49.01%
$50,001 to $100,000                   1,081      79,510,848       10.02        9.51     633.03      73,553      88.57     56.41
$100,001 to $150,000                    815     101,302,463       12.76        8.39     626.79     124,298      84.89     61.25
$150,001 to $200,000                    755     132,221,846       16.66        7.90     631.40     175,128      83.01     57.11
$200,001 to $250,000                    506     112,698,912       14.20        7.82     632.62     222,725      83.75     55.29
$250,001 to $300,000                    361      98,719,266       12.44        7.72     637.75     273,461      83.70     52.68
$300,001 to $350,000                    200      64,840,690        8.17        7.63     638.09     324,203      83.66     52.46
$350,001 to $400,000                    151      56,084,426        7.07        7.56     646.33     371,420      82.58     44.38
$400,001 to $450,000                     77      32,841,971        4.14        7.56     642.36     426,519      82.05     50.38
$450,001 to $500,000                     83      39,657,872        5.00        7.39     655.22     477,806      80.28     46.63
$500,001 to $550,000                     34      17,894,413        2.25        7.35     657.71     526,306      80.21     32.41
$550,001 to $600,000                     33      19,171,040        2.42        7.14     653.92     580,941      78.83     48.69
$600,001 to $650,000                      8       4,945,849        0.62        7.92     666.32     618,231      75.40     25.68
$650,001 to $700,000                      7       4,780,349        0.60        7.20     674.62     682,907      76.33     71.22
$700,001 to $750,000                      1         699,441        0.09        6.50     602.00     699,441      90.00    100.00
$750,001 to $800,000                      2       1,516,751        0.19        6.69     687.00     758,376      82.50    100.00
$850,001 to $900,000                      1         893,280        0.11        6.99     662.00     893,280      75.00    100.00
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

PRODUCT TYPE SUMMARY

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
PRODUCT TYPE                       LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
------------                       -----       -----------       ----       ------      ----       -------     ---         ---
2/28                                  2,740   $ 543,249,225       68.44%       7.88%    631.65   $ 198,266      83.15%    53.49%
3/27                                    209      45,144,291        5.69        7.46     647.18     216,001      81.91     61.19
5/25                                    217      49,180,871        6.20        7.17     647.64     226,640      82.87     52.80
6 Month LIBOR                             4         935,410        0.12        5.91     694.13     233,853      81.59     31.19
FRM 15 YR                                45       4,560,948        0.57        8.21     623.21     101,354      77.55     62.88
FRM 20 YR                                10       1,034,414        0.13        7.39     670.64     103,441      78.02     64.08
FRM 25 YR                                 2         132,867        0.02        7.34     663.00      66,433      84.00    100.00
FRM 30 YR                               484      87,230,775       10.99        7.82     642.47     180,229      80.72     60.12
FRM Balloon 15/30                     1,138      62,259,128        7.84        1.22     665.79      54,709      98.69     41.35
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          Series 2003-WMC1
--------------------------------------------------------------------------------

PREPAYMENT PENALTIES SUMMARY

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
PREPAYMENT PENALTIES               LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
--------------------               -----       -----------       ----       ------      ----       -------     ---         ---
None                                    769   $ 111,723,083       14.08%       8.57%    640.67   $ 145,284      84.04%    47.94%
12 Months                               230      52,508,528        6.62        7.69     644.69     228,298      80.54     53.81
24 Months                             2,767     478,493,391       60.28        8.01     632.89     172,929      84.24     54.53
36 Months                               811     113,454,108       14.29        8.01     652.49     139,894      85.46     54.26
60 Months                               272      37,548,818        4.73        8.05     630.83     138,047      80.78     58.59
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          Series 2003-WMC1
--------------------------------------------------------------------------------

STATE DISTRIBUTION

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
STATE                              LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
-----                              -----       -----------       ----       ------      ----       -------     ---         ---
AR                                       10   $     635,894        0.00        8.75%    574.99   $  63,589      84.63%    83.05%
AZ                                      222      28,634,776        3.61        8.11     632.69     128,985      86.22     61.81
CA                                    2,450     456,835,310       57.56        7.84     648.69     186,463      83.20     50.65
CO                                       94      16,624,320        2.09        8.06     632.19     176,854      84.11     50.09
CT                                       27       4,638,353        0.58        8.51     628.71     171,791      84.49     47.15
DE                                        4       1,035,520        0.13        7.97     595.52     258,880      87.60    100.00
FL                                      201      24,109,386        3.04        8.81     624.19     119,947      84.34     47.55
GA                                       68       8,870,945        1.12        8.43     633.82     130,455      88.99     62.51
IA                                        7         605,278        0.08        8.01     626.71      86,468      88.03     72.35
ID                                        9       1,341,294        0.17        8.19     624.05     149,033      90.22     77.73
IL                                       85      14,461,495        1.82        8.39     604.53     170,135      87.02     69.31
IN                                       30       2,619,565        0.33        8.87     577.60      87,319      86.62     82.61
KS                                        6         801,336        0.10        8.30     569.19     133,556      76.78     73.24
KY                                        8         550,677        0.07        9.21     610.83      68,835      91.27     51.16
LA                                       73       9,293,843        1.17        8.33     611.64     127,313      88.36     73.09
MA                                       49       9,110,304        1.15        7.96     624.62     185,925      79.69     68.92
MD                                       73      10,625,081        1.34        8.28     631.11     145,549      86.09     61.15
ME                                        3         258,178        0.03        8.57     550.34      86,059      75.44      0.00
MI                                      119      15,004,433        1.89        8.60     619.90     126,088      84.68     69.27
MN                                       18       2,591,567        0.33        8.42     583.35     143,976      87.86     86.37
MO                                       24       2,231,190        0.28        8.67     605.39      92,966      86.29     58.18
MS                                       32       3,521,539        0.44        8.67     601.16     110,048      88.05     57.83
MT                                       13       1,536,540        0.19        8.13     635.72     118,195      85.09     44.78
NC                                       52       5,954,133        0.75        8.84     613.37     114,503      89.04     67.68
NE                                        4         682,370        0.09        8.14     615.82     170,593      88.16     33.48
NH                                        7         885,462        0.11        8.47     598.75     126,495      86.91    100.00
NJ                                       95      17,580,473        2.21        8.67     618.49     185,058      85.37     56.87
NM                                        4         487,221        0.06        8.12     577.41     121,805      86.14    100.00
NV                                       67      11,098,576        1.40        8.57     656.47     165,650      86.79     54.57
NY                                      216      44,164,634        5.56        7.95     619.38     204,466      79.94     51.34
OH                                       41       5,000,348        0.63        8.32     609.54     121,960      86.87     71.56
OK                                       13       1,376,656        0.17        9.05     580.75     105,897      87.94     77.23
OR                                       20       2,967,612        0.37        7.98     647.19     148,381      85.75     49.06
PA                                      149      18,075,705        2.28        8.60     611.44     121,313      86.12     53.05
RI                                        2         212,229        0.03        8.32     537.64     106,114      70.26    100.00
SC                                       25       2,536,808        0.32        9.09     604.42     101,472      86.18     81.15
SD                                        1         251,407        0.03        7.25     645.00     251,407      90.00    100.00
TN                                      122      15,237,547        1.92        8.51     621.89     124,898      88.76     59.31
TX                                      145      16,599,415        2.09        8.60     627.54     114,479      82.92     40.82
UT                                       47       5,546,525        0.70        8.46     632.02     118,011      88.89     58.28
VA                                      145      20,148,989        2.54        8.39     620.52     138,959      85.02     50.07
VT                                        3         485,627        0.06        7.35     573.78     161,876      80.70     58.39
WA                                       32       4,979,294        0.63        7.99     660.18     155,603      84.08     49.90
WI                                       24       2,591,522        0.33        8.53     634.63     107,980      91.13     76.14
WV                                        3         199,575        0.03        9.57     605.50      66,525      88.98    100.00
WY                                        7         728,980        0.09        8.43     593.37     104,140      84.17    100.00
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

(1) No more than approximately 0.67% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          Series 2003-WMC1
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIOS

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
RANGE OF LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
-----------------------------      -----       -----------       ----       ------      ----       -------     ---         ---
50.00% or less                           42   $   5,711,716        0.72%       7.52%    617.61   $ 135,993      38.98%    57.00%
50.01% to 55.00%                         20       3,348,851        0.42        7.44     633.51     167,443      52.93     34.24
55.01% to 60.00%                         53      10,083,951        1.27        7.47     621.64     190,263      57.62     34.68
60.01% to 65.00%                         49       9,774,590        1.23        7.53     611.05     199,481      63.09     39.52
65.01% to 70.00%                        152      28,195,042        3.55        7.92     593.76     185,494      68.88     40.02
70.01% to 75.00%                        235      47,468,082        5.98        7.75     612.49     201,992      74.10     44.84
75.01% to 80.00%                      1,574     331,240,411       41.73        7.51     651.66     210,445      79.84     45.39
80.01% to 85.00%                        414      71,536,114        9.01        8.20     594.82     172,793      84.44     72.22
85.01% to 90.00%                        577     107,988,151       13.61        8.17     620.37     187,155      89.67     65.39
90.01% to 95.00%                        444      76,119,869        9.59        8.47     631.28     171,441      94.64     66.98
95.01% to 100.00%                     1,289     102,261,149       12.88        9.71     672.97      79,334      99.95     57.09
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.60% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 83.98%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.88% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.70%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.73%.

MORTGAGE LOAN AGE SUMMARY

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
MORTGAGE LOAN AGE (MONTHS)         LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
--------------------------         -----       -----------       ----       ------      ----       -------     ---         ---
2                                         1   $      67,231        0.00%      11.25%    647.00   $  67,231     100.00%     0.00%
3                                     2,103     356,059,053       44.86        7.91     636.51     169,310      83.57     54.38
4                                     2,342     374,865,718       47.23        8.16     638.76     160,062      84.34     53.79
5                                       350      54,953,052        6.92        8.40     636.80     157,009      84.16     49.31
6                                        41       6,162,678        0.78        8.57     627.20     150,309      83.11     51.02
7                                         8       1,262,576        0.16        9.02     609.25     157,822      85.66     52.75
8                                         1          33,874        0.00       12.25     527.00      33,874      70.00      0.00
9                                         2         123,911        0.02       10.33     564.70      61,956      85.18    100.00
16                                        1         199,835        0.03        8.50     655.00     199,835      80.00      0.00
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 4 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          Series 2003-WMC1
--------------------------------------------------------------------------------

CREDIT SCORE SUMMARY

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
CREDIT SCORES                      LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
-------------                      -----       -----------       ----       ------      ----       -------     ---         ---
451 to 500                                8   $   1,731,171        0.00%       8.44%    500.00   $ 216,396      77.43%     1.00%
501 to 550                              432      69,125,500        8.71        8.82     528.70     160,013      78.82     78.89
551 to 600                              781     130,449,505       16.44        8.34     577.67     167,029      83.05     74.52
601 to 650                            1,706     266,800,659       33.61        8.12     627.06     156,390      84.61     53.91
651 to 700                            1,283     212,505,105       26.77        7.87     672.08     165,631      84.67     35.44
701 to 750                              468      83,299,153       10.49        7.59     722.34     177,990      85.83     45.80
751 to 800                              165      28,627,649        3.61        7.44     767.10     173,501      84.69     50.96
801 to 850                                6       1,189,186        0.15        6.74     805.72     198,198      80.22     80.18
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.

CREDIT GRADE SUMMARY

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
CREDIT GRADE                       LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
------------                       -----       -----------       ----       ------      ----       -------     ---         ---
AA                                    2,080     361,161,312       45.50%       7.73%    683.48   $ 173,635      84.64%    41.34%
A                                     1,409   $ 205,349,617       25.87        8.26     628.59     145,741      85.38     53.65
A-                                      449      74,879,074        9.43        8.21     608.10     166,769      84.85     63.87
B+                                      391      67,714,831        8.53        8.32     570.63     173,184      82.60     78.99
B                                       465      74,509,192        9.39        8.62     541.42     160,235      78.76     77.66
C                                        55      10,113,902        1.27        9.29     547.17     183,889      73.02     75.60
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

DOCUMENTATION SUMMARY

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
DOCUMENTATION                      LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
-------------                      -----       -----------       ----       ------      ----       -------     ---         ---
Full                                  2,659   $426,309,346        53.71%       7.95%    623.15   $ 160,327      85.24%   100.00%
Stated                                1,092    189,368,395        23.86        8.06     653.87     173,414      80.40      0.00
Streamlined                             697    104,266,313        13.14        8.53     672.71     149,593      84.93      0.00
Lite                                    237     41,260,214         5.20        8.09     635.89     174,094      84.28      0.00
Limited                                 164     32,523,661         4.10        8.16     618.70     198,315      84.80      0.00
TOTAL:                                4,849   $793,727,928       100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          Series 2003-WMC1
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
MAXIMUM MORTGAGE RATE              LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
---------------------              -----       -----------       ----       ------      ----       -------     ---         ---
13.000% or less                         286   $  76,569,485       11.99%       6.30%    678.96   $ 267,725      79.17%    63.70%
13.001% to 13.500%                      443     106,994,556       16.76        6.89     659.28     241,523      80.74     57.72
13.501% to 14.000%                      488     109,096,761       17.09        7.37     645.60     223,559      82.77     50.58
14.001% to 14.500%                      609     120,552,624       18.88        7.87     628.58     197,952      83.90     50.70
14.501% to 15.000%                      480      87,941,769       13.77        8.37     618.84     183,212      84.46     46.94
15.001% to 15.500%                      427      72,934,116       11.42        8.82     603.22     170,806      86.09     55.19
15.501% to 16.000%                      189      30,096,521        4.71        9.33     596.17     159,241      85.98     53.09
16.001% to 16.500%                      153      21,768,956        3.41        9.78     587.53     142,281      84.08     55.55
16.501% to 17.000%                       52       6,947,170        1.09       10.24     559.21     133,599      85.16     59.92
17.001% to 17.500%                       34       4,009,736        0.63       10.79     555.53     117,933      84.33     78.38
17.501% to 18.000%                        5         810,613        0.13       10.89     547.92     162,123      79.86     75.42
18.001% to 18.500%                        4         787,490        0.12       11.66     527.53     196,873      73.16     13.85
TOTAL:                                3,170   $ 638,509,797      100.00%       7.80%    634.07   $ 201,423      83.04%    53.95%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 18.380% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.286% per annum.

NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
NEXT ADJUSTMENT DATE               LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
--------------------               -----       -----------       ----       ------      ----       -------     ---         ---
5/1/03                                    4   $     935,410        0.15%       5.91%    694.13   $ 233,853      81.59%    31.19%
10/1/03                                   1         199,835        0.03        8.50     655.00     199,835      80.00      0.00
5/1/04                                    1          41,443        0.01       10.50     586.00      41,443      75.60    100.00
7/1/04                                    3         399,199        0.06        8.44     604.81     133,066      77.94      0.00
8/1/04                                   15       2,637,197        0.41        7.98     604.66     175,813      81.79     43.80
9/1/04                                  196      38,685,099        6.06        8.14     633.49     197,373      83.49     47.72
10/1/04                               1,385     268,294,794       42.02        7.96     633.43     193,715      83.64     53.53
11/1/04                               1,139     233,016,712       36.49        7.75     629.59     204,580      82.56     54.63
8/1/05                                    8       1,500,456        0.23        8.31     626.16     187,557      87.68     85.17
9/1/05                                   14       3,493,994        0.55        7.19     627.00     249,571      82.99     59.57
10/1/05                                  92      19,749,909        3.09        7.44     655.40     214,673      79.67     60.98
11/1/05                                  95      20,316,613        3.18        7.44     645.49     213,859      83.40     59.25
10/1/07                                  77      17,179,532        2.69        7.26     647.89     223,111      82.08     50.67
11/1/07                                 140      32,059,603        5.02        7.14     646.95     228,997      83.37     54.43
TOTAL:                                3,170   $ 638,509,797      100.00%       7.80%    634.07   $ 201,423      83.04%    53.95%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          Series 2003-WMC1
--------------------------------------------------------------------------------

LOAN PURPOSE

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
LOAN PURPOSE                       LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
------------                       -----       -----------       ----       ------      ----       -------     ---         ---
Purchase                              2,744   $ 416,236,820       52.44%       8.14%    659.77   $ 151,690      85.75%    46.17%
Cashout Refi                          1,719     313,543,824       39.50        7.98     612.31     182,399      81.91     61.91
Rate/Term Refi                          386      63,947,284        8.06        8.05     615.64     165,667      82.57     62.55
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

PROPERTY TYPE

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
PROPERTY TYPE                      LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
-------------                      -----       -----------       ----       ------      ----       -------     ---         ---
Single family detached                3,498   $ 574,059,667       72.32%       8.08%    633.72   $ 164,111      84.04%    54.76%
Condominium                             489      65,942,643        8.31        7.82     657.39     134,852      84.36     54.42
Duplex                                  167      26,712,915        3.37        8.13     659.85     159,958       81.8     39.94
Triplex                                  34       5,857,517        0.74        8.16     622.22     172,280      76.35     66.12
PUD single family( Detached)            478      91,676,645       11.55        8.12     636.48     191,792      84.54     52.86
PUD project ( Attached)                 134      20,089,705        2.53        8.06     646.50     149,923      85.17     41.45
Single family 4 unit                     38       8,533,365        1.08        8.08     667.39     224,562      80.35     48.80
Manufactured Housing                     11         855,471        0.11        8.08     619.55      77,770      77.26     67.53
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

OCCUPANCY

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE   ORIGINAL     FULL
OCCUPANCY                          LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE     LTV         DOC
-------------                      -----       -----------       ----       ------      ----       -------     ---         ---
Primary                               4,578   $ 755,825,251       95.22%       8.07%    636.47   $ 165,099      84.12%    53.62%
Investment                              223      28,399,477        3.58        8.16     656.68     127,352      79.38     55.93
Second/Vacation                          48       9,503,200        1.20        7.80     659.50     197,983      85.88     53.89
TOTAL:                                4,849   $ 793,727,928      100.00%       8.07%    637.47   $ 163,689      83.98%    53.71%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          Series 2003-WMC1
--------------------------------------------------------------------------------

                           GROUP A COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                             $370,025,643
Aggregate Original Principal Balance                                $371,076,638
Number of Mortgage Loans                                                   2,692

                                    MINIMUM           MAXIMUM              AVERAGE(1)
                                    -------           -------              -----------
Original Principal Balance          $14,580           $500,000               $137,844
Outstanding Principal Balance       $14,560           $498,343               $137,454

                                                                            WEIGHTED
                                    MINIMUM           MAXIMUM               AVERAGE(2)
                                    -------           -------               -----------
Original Term (mos)                   180               360                     340
Stated Remaining Term (mos)           173               357                     337
Loan Age (mos)                         2                 16                      4
Current Interest Rate                4.750%            12.990%                 8.231%
Initial Interest Rate Cap            1.000%             3.000%                 1.701%
Periodic Rate Cap                    1.000%             1.000%                 1.000%
Gross Margin                         3.500%             8.000%                 6.296%
Maximum Mortgage Rate               10.615%            18.125%                14.390%
Minimum Mortgage Rate                4.750%            12.990%                 7.901%
Months to Roll                         3                 57                      24
Original Loan-to-Value               10.00%            100.00%                 85.13%
Credit Score(3)                       500                806                    634

                                           EARLIEST                LATEST
                                           --------                ------
Maturity Dates                            07/01/2017             11/01/2032

   LIEN POSITION                                        PERCENT OF MORTGAGE POOL
   -------------                                        ------------------------
1st                                                              89.81%
2nd                                                              10.19%

     OCCUPANCY                                          PERCENT OF MORTGAGE POOL
     ---------                                          ------------------------
Primary                                                          95.00%
Second home                                                       0.81%
Investment                                                        4.19%

     LOAN TYPE                                          PERCENT OF MORTGAGE POOL
     ---------                                          ------------------------
ARM                                                              80.48%
FRM                                                              19.52%

YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2002                                                             99.96%
2003                                                              0.04%

    LOAN PURPOSE                                        PERCENT OF MORTGAGE POOL
    ------------                                        ------------------------
Purchase                                                         52.98%
Cash Out Refi                                                    39.06%
Rate/Term Refi                                                    7.96%

   PROPERTY TYPE                                        PERCENT OF MORTGAGE POOL
   -------------                                        ------------------------
Single family detached                                           71.41%
Condominium                                                       9.78%
Duplex                                                            3.92%
Triplex                                                           0.87%
PUD single family( Detached)                                      9.92%
PUD project ( Attached)                                           2.51%
Single family 4 unit                                              1.51%
Manufactured Housing                                              0.08%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------

CURRENT MORTGAGE RATES

                                  AGGREGATE
                    NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED    WEIGHTED
                     MORTGAGE      BALANCE        MORTGAGE     AVERAGE    AVERAGE     AVERAGE    ORIGINAL
MORTGAGE RATES         LOANS     OUTSTANDING         POOL      COUPON       FICO      BALANCE       LTV     FULL DOC
6.500% or less           146      $31,162,634        8.42%       6.27%     676.99     $213,443    79.01%     66.49%
6.501% to 7.000%         254       46,802,620        12.65        6.88     660.95      184,262     80.83      64.07
7.001% to 7.500%         308       53,726,960        14.52        7.36     640.72      174,438     83.08      55.27
7.501% to 8.000%         399       68,732,972        18.58        7.87     629.05      172,263     84.48      53.36
8.001% to 8.500%         320       50,980,267        13.78        8.36     620.66      159,313     85.22      52.18
8.501% to 9.000%         344       48,681,449        13.16        8.82     609.03      141,516     86.99      60.23
9.001% to 9.500%         151       17,892,532         4.84        9.34     598.27      118,494     86.16      61.09
9.501% to 10.000%        150       14,948,711         4.04        9.85     606.83       99,658     86.95      58.72
10.001% to 10.500%        55        4,734,657         1.28       10.29     586.96       86,085     87.84      67.95
10.501% to 11.000%        94        6,344,932         1.71       10.82     619.90       67,499     93.26      69.79
11.001% to 11.500%       206       12,324,751         3.33       11.36     655.58       59,829     98.14      31.94
11.501% to 12.000%       201       11,024,460         2.98       11.84     648.01       54,848     98.14      30.97
12.001% to 12.500%        28        1,178,870         0.32       12.38     660.27       42,102     99.65      20.69
12.501% to 13.000%        36        1,489,828         0.40       12.92     650.73       41,384     99.70      27.50
TOTAL:                 2,692     $370,025,643      100.00%       8.23%     633.58     $137,454    85.13%     56.31%

WEIGHTED AVERAGE IS: 8.231

MINIMUM: 4.750

MAXIMUM: 12.990

REMAINING MONTHS TO STATED MATURITY

                           NUMBER OF                                           WEIGHTED   WEIGHTED
                            MORTGAGE    AGGREGATE PRINCIPAL     PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL  FULL DOC
REMAINING TERM (MONTHS)      LOANS      BALANCE OUTSTANDING    MORTGAGE POOL    COUPON      FICO      BALANCE      LTV
169 to 180                      704         $39,817,155            10.76%       10.96%     662.75     $56,558     97.81%   43.14%
229 to 240                        8             716,095              0.19         7.60     671.19      89,512      83.02    73.00
289 to 300                        1              26,600              0.01         8.75     663.00      26,600     100.00   100.00
337 to 348                        1             199,835              0.05         8.50     655.00     199,835      80.00     0.00
349 to 360                    1,978         329,265,959             88.98         7.90     629.96     166,464      83.61    57.90
TOTAL:                        2,692        $370,025,643           100.00%        8.23%     633.58    $137,454     85.13%   56.31%

WEIGHTED AVERAGE IS: 337

MINIMUM: 173

MAXIMUM: 357

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                   AGGREGATE
                                     NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
RANGE OF ORIGINAL MORTGAGE LOAN       MORTGAGE      BALANCE       MORTGAGE     AVERAGE   AVERAGE     AVERAGE    ORIGINAL   FULL DOC
PRINCIPAL BALANCES                       LOANS    OUTSTANDING        POOL      COUPON      FICO      BALANCE       LTV
$50,000 or less                            421     $15,312,984       4.14%     10.84%     651.63      $36,373    94.89%      50.38%
$50,001 to $100,000                        664      48,956,977       13.23       9.46     635.26       73,730     88.68       55.85
$100,001 to $150,000                       504      62,808,720       16.97       8.39     627.28      124,620     85.40       61.30
$150,001 to $200,000                       457      80,190,501       21.67       7.83     631.66      175,472     83.53       58.54
$200,001 to $250,000                       335      74,527,778       20.14       7.73     633.40      222,471     83.68       53.51
$250,001 to $300,000                       241      65,817,568       17.79       7.75     635.16      273,102     84.00       54.49
$300,001 to $350,000                        65      20,277,831        5.48       7.83     636.27      311,967     84.56       53.65
$350,001 to $400,000                         1         390,304        0.11       7.50     589.00      390,304     80.00        0.00
$400,001 to $450,000                         3       1,244,639        0.34       7.92     667.30      414,880     85.13      100.00
$450,001 to $500,000                         1         498,343        0.13       6.99     678.00      498,343     56.20        0.00

TOTAL:                                   2,692    $370,025,643     100.00%      8.23%     633.58     $137,454    85.13%      56.31%

PRODUCT TYPE SUMMARY

                                   AGGREGATE
                     NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED     WEIGHTED
                     MORTGAGE       BALANCE        MORTGAGE    AVERAGE      AVERAGE     AVERAGE    ORIGINAL
PRODUCT TYPE           LOANS      OUTSTANDING        POOL       COUPON        FICO      BALANCE       LTV      FULL DOC
2/28                    1534      $257,413,014      69.57%       7.97%       626.85    $167,805     83.89%      56.47%
3/27                     115        19,336,229        5.23        7.74       632.25     168,141      84.74       66.16
5/25                     117        20,538,209        5.55        7.27       643.17     175,540      82.14       56.83
6 Month LIBOR              3           524,473        0.14        6.81       710.68     174,824      86.76       55.63
FRM 15 YR                 26         2,315,393        0.63        8.52       605.07      89,054      77.49       64.70
FRM 20 YR                  7           669,752        0.18        7.49       676.47      95,679      82.19       71.14
FRM 25 YR                  1            26,600        0.01        8.75       663.00      26,600     100.00      100.00
FRM 30 YR                211        31,700,212        8.57        7.92       643.98     150,238      81.51       64.85
FRM Balloon 15/30        678        37,501,762       10.13       11.11       666.31      55,312      99.07       41.81

TOTAL:                 2,692      $370,025,643     100.00%       8.23%       633.58    $137,454     85.13%      56.31%

PREPAYMENT PENALTIES SUMMARY

                                       AGGREGATE
                         NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED   WEIGHTED
                         MORTGAGE       BALANCE        MORTGAGE    AVERAGE    AVERAGE      AVERAGE    ORIGINAL
PREPAYMENT PENALTIES        LOANS     OUTSTANDING        POOL       COUPON      FICO       BALANCE      LTV       FULL DOC
None                          419      $48,657,486       13.15%      8.88%     628.64     $116,128     85.47%      51.20%
12 Months                     123       20,723,166         5.60       7.97     633.12      168,481      82.44       59.43
24 Months                   1,592      234,501,208        63.37       8.12     630.83      147,300      85.15       56.77
36 Months                     475       57,005,086        15.41       8.23     649.09      120,011      86.43       56.08
60 Months                      83        9,138,697         2.47       8.22     634.93      110,105      80.95       66.11

TOTAL:                      2,692     $370,025,643      100.00%      8.23%     633.58     $137,454     85.13%      56.31%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------

STATE DISTRIBUTION

                               AGGREGATE
                NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED     WEIGHTED
                MORTGAGE        BALANCE       MORTGAGE    AVERAGE      AVERAGE        AVERAGE     ORIGINAL
STATE             LOANS       OUTSTANDING        POOL      COUPON        FICO         BALANCE       LTV      FULL DOC
AR                     8         $566,509        0.15%      8.52%       577.17         $70,814     85.48%     86.95%
AZ                   132       15,677,264         4.24       8.09       638.55         118,767      87.03      66.73
CA                 1,362      201,413,571        54.43       8.06       645.06         147,881      84.60      52.45
CO                    43        6,084,203         1.64       8.05       624.06         141,493      84.73      52.69
CT                    18        2,624,340         0.71       8.64       630.05         145,797      86.12      54.40
DE                     1          302,605         0.08       8.25       562.00         302,605      90.00     100.00
FL                   106       12,233,385         3.31       8.73       617.11         115,409      85.38      56.75
GA                    37        4,505,447         1.22       8.38       632.36         121,769      88.59      63.67
IA                     5          505,281         0.14       7.69       633.28         101,056      87.31      86.67
ID                     6          616,646         0.17       7.92       617.49         102,774      85.85      51.56
IL                    46        6,809,682         1.84       8.28       601.75         148,037      86.73      82.84
IN                    12        1,072,506         0.29       8.97       563.02          89,375      84.70      75.02
KS                     1           98,969         0.03       8.75       584.00          98,969      80.00       0.00
KY                     2           94,293         0.03       9.04       687.39          47,146      84.92      52.91
LA                    40        4,373,700         1.18       8.49       610.48         109,343      87.80      61.21
MA                    30        5,750,268         1.55       7.99       631.62         191,676      81.04      72.71
MD                    33        4,502,036         1.22       8.70       622.20         136,425      87.62      68.33
ME                     3          258,178         0.07       8.57       550.34          86,059      75.44       0.00
MI                    71        8,065,904         2.18       8.94       609.39         113,604      87.40      71.48
MN                     8        1,129,192         0.31       8.27       596.76         141,149      91.19      73.16
MO                    15        1,539,794         0.42       8.72       624.54         102,653      88.44      53.72
MS                    18        1,807,938         0.49       8.74       598.86         100,441      87.79      63.86
MT                     5          551,721         0.15       8.51       601.06         110,344      90.23      22.51
NC                    36        3,715,703         1.00       8.90       613.36         103,214      89.12      66.47
NE                     1           76,758         0.02       8.49       647.00          76,758      95.00     100.00
NH                     4          636,664         0.17       8.60       594.81         159,166      89.16     100.00
NJ                    48        7,463,292         2.02       8.75       620.46         155,485      87.41      63.95
NM                     2          268,319         0.07       7.75       577.00         134,159      83.99     100.00
NV                    38        5,241,159         1.42       8.36       640.14         137,925      88.29      58.16
NY                   129       20,404,896         5.51       8.21       610.56         158,177      81.51      50.94
OH                    20        2,457,825         0.66       8.69       603.41         122,891      83.99      86.52
OK                     6          698,129         0.19       9.16       569.89         116,355      85.67      55.09
OR                    14        2,099,939         0.57       7.57       634.80         149,996      83.29      49.76
PA                    79        7,905,266         2.14       8.48       610.59         100,067      85.40      56.55
RI                     1          100,234         0.03       8.13       516.00         100,234      53.80     100.00
SC                    13        1,159,634         0.31       9.45       587.60          89,203      81.89      67.28
SD                     1          251,407         0.07       7.25       645.00         251,407      90.00     100.00
TN                    76        9,779,675         2.64       8.57       627.96         128,680      90.10      61.79
TX                    80        8,051,730         2.18       8.73       625.74         100,647      82.78      45.34
UT                    26        3,347,515         0.90       8.25       636.11         128,751      88.69      61.29
VA                    78       11,432,840         3.09       8.34       620.32         146,575      84.16      49.43
VT                     2          283,581         0.08       7.25       595.72         141,790      84.77     100.00
WA                    14        1,844,000         0.50       7.90       659.02         131,714      83.55      46.94
WI                    15        1,718,006         0.46       8.41       642.20         114,534      93.22      73.29
WV                     3          199,575         0.05       9.57       605.50          66,525      88.98     100.00
WY                     4          306,067         0.08       9.23       569.64          76,517      90.12     100.00
TOTAL:             2,692     $370,025,643      100.00%      8.23%       633.58        $137,454     85.13%     56.31%

(1) No more than approximately 0.99% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIOS

                                                AGGREGATE
                                 NUMBER OF      PRINCIPAL     PERCENT OF    WEIGHTED   WEIGHTED
                                  MORTGAGE       BALANCE       MORTGAGE     AVERAGE    AVERAGE     AVERAGE    ORIGINAL
RANGE OF LOAN-TO-VALUE RATIOS       LOANS      OUTSTANDING       POOL        COUPON      FICO      BALANCE      LTV       FULL DOC
50.00% or less                         22       $1,839,731       0.50%        8.01%     591.78     $83,624     35.76%      42.53%
50.01% to 55.00%                        6          760,488        0.21         7.20     626.18     126,748      53.78       78.09
55.01% to 60.00%                       26        4,285,230        1.16         7.54     637.85     164,817      57.60       42.30
60.01% to 65.00%                       23        3,373,740        0.91         7.60     605.81     146,684      63.60       41.51
65.01% to 70.00%                       83       12,966,605        3.50         8.03     581.89     156,224      68.92       44.06
70.01% to 75.00%                      114       17,080,861        4.62         8.03     585.71     149,832      74.00       43.81
75.01% to 80.00%                      838      144,901,193       39.16         7.58     647.37     172,913      79.84       46.88
80.01% to 85.00%                      239       36,349,066        9.82         8.34     586.14     152,088      84.52       75.80
85.01% to 90.00%                      315       49,027,233       13.25         8.28     616.22     155,642      89.67       72.31
90.01% to 95.00%                      248       38,843,434       10.50         8.54     629.11     156,627      94.75       66.60
95.01% to 100.00%                     778       60,598,062       16.38         9.70     673.15      77,890      99.98       55.73
TOTAL:                              2,692     $370,025,643     100.00%        8.23%     633.58    $137,454     85.13%      56.31%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.60% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 85.13%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 10.19% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.07%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.63%.

MORTGAGE LOAN AGE SUMMARY

                                            AGGREGATE
                              NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   WEIGHTED
                              MORTGAGE       BALANCE       MORTGAGE   AVERAGE    AVERAGE     AVERAGE    ORIGINAL
MORTGAGE LOAN AGE (MONTHS)       LOANS     OUTSTANDING       POOL      COUPON      FICO      BALANCE      LTV      FULL DOC
2                                     1         $67,231      0.02%     11.25%     647.00     $67,231    100.00%      0.00%
3                                 1,136     155,849,278      42.12       8.09     632.02     137,191      84.71      58.22
4                                 1,324     183,980,438      49.72       8.31     635.58     138,958      85.47      54.99
5                                   206      27,030,110       7.30       8.48     629.78     131,214      85.32      55.46
6                                    19       2,376,122       0.64       8.87     635.02     125,059      85.46      49.17
7                                     4         440,161       0.12       8.93     580.14     110,040      79.57      46.85
9                                     1          82,468       0.02      10.25     554.00      82,468      90.00     100.00
16                                    1         199,835       0.05       8.50     655.00     199,835      80.00       0.00
TOTAL:                            2,692    $370,025,643    100.00%      8.23%     633.58    $137,454     85.13%     56.31%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 4 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------

CREDIT SCORE SUMMARY

                               AGGREGATE
                 NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    WEIGHTED
                 MORTGAGE       BALANCE       MORTGAGE    AVERAGE     AVERAGE   AVERAGE    ORIGINAL
CREDIT SCORES      LOANS      OUTSTANDING        POOL      COUPON       FICO    BALANCE      LTV     FULL DOC
451 to 500              5       $1,138,417       0.31%      8.30%      500.00   $227,683    80.23%    100.00%
501 to 550            243       35,968,751        9.72       8.82      528.03    148,020     79.35      78.97
551 to 600            455       67,801,849       18.32       8.42      576.61    149,015     83.61      75.42
601 to 650            923      123,332,511       33.33       8.25      627.21    133,621     85.82      56.25
651 to 700            710       93,162,632       25.18       8.09      671.78    131,215     86.26      37.09
701 to 750            251       34,449,644        9.31       7.76      723.40    137,250     88.13      48.89
751 to 800            100       13,354,004        3.61       7.80      768.76    133,540     87.25      47.35
801 to 850              5          817,835        0.22       6.96      803.78    163,567     80.32      71.18
TOTAL:              2,692     $370,025,643     100.00%      8.23%      633.58   $137,454    85.13%     56.31%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 634.

CREDIT GRADE SUMMARY

                               AGGREGATE
                 NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    WEIGHTED
                 MORTGAGE       BALANCE       MORTGAGE    AVERAGE     AVERAGE    AVERAGE     ORIGINAL
CREDIT GRADE       LOANS      OUTSTANDING        POOL      COUPON       FICO     BALANCE       LTV     FULL DOC
AA                 1,132     158,966,005        42.96%     7.89%       683.28    $140,429    86.17%     43.03%
A                    785     $95,841,154         25.90      8.44       629.06     122,091     86.89      56.83
A-                   249      35,400,343          9.57      8.36       602.33     142,170     86.04      69.16
B+                   228      34,734,406          9.39      8.42       570.79     152,344     83.27      75.08
B                    269      39,789,421         10.75      8.69       539.81     147,916     79.48      77.63
C                     29       5,294,314          1.43      9.10       548.77     182,563     70.96      76.44
TOTAL:             2,692    $370,025,643       100.00%     8.23%       633.58    $137,454    85.13%     56.31%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------

DOCUMENTATION SUMMARY


                               AGGREGATE
                 NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    WEIGHTED
                 MORTGAGE       BALANCE       MORTGAGE    AVERAGE     AVERAGE    AVERAGE     ORIGINAL
DOCUMENTATION      LOANS      OUTSTANDING        POOL      COUPON       FICO     BALANCE       LTV      FULL DOC
Full               1509     $208,362,368       56.31%      8.10%      619.33     $138,080     86.16%     100.00%
Stated              583       82,276,190        22.24       8.23      650.06      141,126      81.40        0.00
Streamlined         371       46,975,295        12.70       8.76      674.17      126,618      86.71        0.00
Lite                133       17,787,921         4.81       8.38      631.96      133,744      85.76        0.00
Limited              96       14,623,869         3.95       8.27      615.47      152,332      85.65        0.00
TOTAL:            2,692     $370,025,643      100.00%      8.23%      633.58     $137,454     85.13%      56.31%

MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)


                                       AGGREGATE
                         NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    WEIGHTED
                         MORTGAGE       BALANCE       MORTGAGE    AVERAGE     AVERAGE    AVERAGE     ORIGINAL
MAXIMUM MORTGAGE RATE      LOANS      OUTSTANDING        POOL      COUPON       FICO     BALANCE       LTV     FULL DOC
13.000% or less             142       $30,054,817     10.09%        6.32%      678.80    $211,654    79.61%     66.96%
13.001% to 13.500%          230        42,528,512      14.28         6.89      657.94     184,907     81.24      63.36
13.501% to 14.000%          269        47,416,724      15.92         7.38      639.99     176,270     83.76      52.79
14.001% to 14.500%          346        60,355,595      20.27         7.88      626.20     174,438     84.75      53.61
14.501% to 15.000%          273        43,902,791      14.74         8.37      618.75     160,816     85.06      50.24
15.001% to 15.500%          262        41,464,792      13.92         8.82      600.63     158,263     86.61      58.68
15.501% to 16.000%          112        15,523,460       5.21         9.33      586.55     138,602     85.15      61.00
16.001% to 16.500%           85        10,708,051       3.60         9.76      580.13     125,977     83.36      52.83
16.501% to 17.000%           27         3,095,461       1.04        10.27      559.70     114,647     86.13      69.14
17.001% to 17.500%           19         2,103,360       0.71        10.73      550.12     110,703     83.43      85.56
17.501% to 18.000%            3           410,674       0.14        11.22      561.50     136,891     77.63      51.48
18.001% to 18.500%            1           247,687       0.08        11.63      551.00     247,687     66.10       0.00
TOTAL:                    1,769      $297,811,925     100.00%       7.90%      628.48    $168,350    83.83%     57.13%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.615% per annum to 18.125% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.390% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------

NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

                                       AGGREGATE
                         NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    WEIGHTED
                         MORTGAGE       BALANCE       MORTGAGE    AVERAGE     AVERAGE    AVERAGE     ORIGINAL
NEXT ADJUSTMENT DATE       LOANS      OUTSTANDING        POOL      COUPON       FICO     BALANCE       LTV     FULL DOC
5/1/03                        3           $524,473       0.18%     6.81%       710.68    $174,824     86.76%    55.63%
10/1/03                       1            199,835        0.07      8.50       655.00     199,835      80.00      0.00
7/1/04                        1             99,557        0.03      8.88       628.00      99,557      80.00      0.00
8/1/04                        6            682,643        0.23      8.92       595.76     113,774      84.18      7.30
9/1/04                      113         19,377,694        6.51      8.11       625.67     171,484      84.06     54.47
10/1/04                     785        132,258,247       44.41      8.04       630.84     168,482      84.44     54.99
11/1/04                     629        104,922,201       35.23      7.84       622.20     166,808      83.16     59.13
8/1/05                        5          1,059,850        0.36      8.53       628.75     211,970      86.30     79.00
9/1/05                        6            809,990        0.27      7.74       607.19     134,998      85.13     48.38
10/1/05                      49          8,263,322        2.77      7.75       636.32     168,639      84.27     61.10
11/1/05                      54          9,017,640        3.03      7.61       633.00     166,993      84.84     70.20
10/1/07                      41          7,233,054        2.43      7.42       632.35     176,416      80.38     58.09
11/1/07                      76         13,363,419        4.49      7.20       647.72     175,834      83.27     57.29
TOTAL:                    1,769       $297,811,925     100.00%     7.90%       628.48    $168,350     83.83%    57.13%

LOAN PURPOSE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    WEIGHTED
                  MORTGAGE       BALANCE       MORTGAGE    AVERAGE     AVERAGE    AVERAGE     ORIGINAL
LOAN PURPOSE        LOANS      OUTSTANDING        POOL      COUPON       FICO     BALANCE       LTV     FULL DOC
Purchase            1,533     $196,030,544      52.98%       8.31%      658.28    $127,874     87.23%     47.23%
Cashout Refi          948      144,529,203       39.06        8.12      605.51     152,457      82.52      66.82
Rate/Term Refi        211       29,465,896        7.96        8.25      606.98     139,649      84.01      65.18
TOTAL:              2,692     $370,025,643     100.00%       8.23%      633.58    $137,454     85.13%     56.31%

PROPERTY TYPE

                                              AGGREGATE
                                NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    WEIGHTED
                                MORTGAGE       BALANCE       MORTGAGE    AVERAGE     AVERAGE    AVERAGE     ORIGINAL
PROPERTY TYPE                     LOANS      OUTSTANDING        POOL      COUPON       FICO     BALANCE       LTV     FULL DOC
Single family detached            1,941      $264,239,339      71.41%     8.29%      628.97    $136,136     85.44%     56.72%
Condominium                         291        36,185,036        9.78      7.89      651.12     124,347      84.66      59.37
Duplex                              101        14,517,270        3.92      8.31      656.80     143,735      82.97      39.88
Triplex                              21         3,226,951        0.87      8.05      618.00     153,664      75.05      65.27
PUD single family(Detached)         248        36,706,998        9.92      8.22      636.23     148,012      85.85      56.33
PUD project (Attached)               64         9,271,545        2.51      8.05      639.75     144,868      86.06      50.41
Single family 4 unit                 23         5,574,173        1.51      7.95      661.39     242,355      78.81      61.85
Manufactured Housing                  3           304,332        0.08      7.82      595.39     101,444      83.01     100.00
TOTAL:                            2,692      $370,025,643     100.00%     8.23%      633.58    $137,454     85.13%     56.31%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------

OCCUPANCY

                                   AGGREGATE
                     NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    WEIGHTED
                     MORTGAGE       BALANCE       MORTGAGE    AVERAGE     AVERAGE    AVERAGE     ORIGINAL
OCCUPANCY              LOANS      OUTSTANDING        POOL      COUPON       FICO     BALANCE       LTV     FULL DOC

Primary               2,544      $351,528,088       95.00%      8.24%      632.40    $138,179     85.34%     56.30%
Investment              127        15,497,462         4.19       8.10      657.49     122,027      79.89      58.89
Second/Vacation          21         3,000,093         0.81       8.45      648.71     142,862      88.28      43.61
TOTAL:                2,692      $370,025,643      100.00%      8.23%      633.58    $137,454     85.13%     56.31%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance               $423,702,285
Aggregate Original Principal Balance                  $425,044,208
Number of Mortgage Loans                                     2,157

                        MINIMUM                MAXIMUM           AVERAGE (1)
                        -------               --------           -----------
Original Principal Balance
                        $14,994               $896,250            $197,053
Outstanding Principal Balance
                        $14,820               $893,280            $196,431



                                                                         WEIGHTED
                                             MINIMUM      MAXIMUM       AVERAGE(2)
                                             -------      -------       ----------
Original Term (mos)                             180           360           348
Stated Remaining Term (mos)                     173           357           345
Loan Age (mos)                                    3             9             4
Current Interest Rate                         4.750%       14.750%        7.925%
Initial Interest Rate Cap                     1.000%        3.000%        1.740%
Periodic Rate Cap                             1.000%        1.000%        1.000%
Gross Margin                                  4.000%       10.000%        6.163%
Maximum Mortgage Rate                        10.500%       18.380%       14.195%
Minimum Mortgage Rate                         4.750%       14.750%        7.702%
Months to Roll                                    3            57            24
Original Loan-to-Value                        12.00%       100.00%        82.97%
Credit Score (3)                                500           810           641

                                              EARLIEST             LATEST
                                              --------             ------
Maturity Dates                               07/01/2017          11/02/2032

  LIEN POSITION      PERCENT OF MORTGAGE POOL
  -------------      ------------------------
1st                                    94.14%
2nd                                     5.86%

    OCCUPANCY        PERCENT OF MORTGAGE POOL
    ---------        ------------------------
Primary                                95.42%
Second home                             1.53%
Investment                              3.05%

    LOAN TYPE        PERCENT OF MORTGAGE POOL
    ---------        ------------------------
ARM                                    80.41%
FRM                                    19.59%


      YEAR OF                     PERCENT OF
    ORIGINATION                 MORTGAGE POOL
    -----------                 -------------
 2002                                 100.00%


                                  PERCENT OF
    LOAN PURPOSE                MORTGAGE POOL
    ------------               --------------
 Purchase                              51.97%
 Cash Out Refi                         39.89%
 Rate/Term Refi                         8.14%

                                 PERCENT OF
  PROPERTY TYPE                MORTGAGE POOL
  -------------                -------------
 Single family detached                73.12%
 Condominium                            7.02%
 Duplex                                 2.88%
 Triplex                                0.62%
 PUD single family (Detached)          12.97%
 PUD project (Attached)                 2.55%
 Single family 4 unit                   0.70%
 Manufactured Housing                   0.13%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------

CURRENT MORTGAGE RATES

                              NUMBER OF      AGGREGATE      PERCENT OF   WEIGHTED  WEIGHTED
                               MORTGAGE  PRINCIPAL BALANCE   MORTGAGE    AVERAGE   AVERAGE       AVERAGE     ORIGINAL
MORTGAGE RATES                  LOANS       OUTSTANDING        POOL       COUPON     FICO        BALANCE        LTV     FULL DOC
--------------                ---------  -----------------  ----------   --------  --------      --------    --------   --------
6.500% or less                   159       $ 51,911,830       12.25%       6.27%    680.56       $326,489      79.09%     62.84%
6.501% to 7.000%                 249         74,509,220       17.59        6.88     660.36        299,234      80.12      55.25
7.001% to 7.500%                 268         73,886,471       17.44        7.36     650.08        275,696      80.98      48.12
7.501% to 8.000%                 323         72,773,361       17.18        7.85     628.99        225,305      82.76      49.84
8.001% to 8.500%                 248         50,765,069       11.98        8.37     621.18        204,698      83.34      45.28
8.501% to 9.000%                 233         39,958,653        9.43        8.83     615.21        171,496      86.04      53.41
9.001% to 9.500%                 102         17,058,807        4.03        9.33     610.53        167,243      86.18      46.32
9.501% to 10.000%                124         15,969,315        3.77        9.82     614.93        128,785      86.82      55.33
10.001% to 10.500%                52          5,305,071        1.25       10.32     576.57        102,021      86.90      61.38
10.501% to 11.000%                56          4,540,939        1.07       10.86     615.00         81,088      91.52      65.80
11.001% to 11.500%               106          6,218,129        1.47       11.36     653.20         58,662      97.95      25.23
11.501% to 12.000%                97          5,379,181        1.27       11.83     638.22         55,455      96.85      37.54
12.001% to 12.500%                15            660,473        0.16       12.40     666.59         44,032      97.79      22.15
12.501% to 13.000%                37          1,386,718        0.33       12.96     647.37         37,479      99.76      28.99
13.001% to 13.500%                38          1,485,846        0.35       13.35     643.70         39,101      99.79      25.40
13.501% to 14.000%                49          1,800,162        0.42       13.80     638.47         36,738      99.64      23.13
14.501% to 15.000%                 1             93,042        0.02       14.75     590.00         93,042      95.00     100.00
TOTAL:                         2,157       $423,702,285      100.00%       7.93%    640.86       $196,431      82.97%     51.44%

WEIGHTED AVERAGE IS: 7.925

MINIMUM: 4.750

MAXIMUM: 14.750

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 14.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.925% per annum.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


REMAINING MONTHS TO STATED MATURITY

                                               AGGREGATE
                                 NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED    WEIGHTED
                                 MORTGAGE       BALANCE      MORTGAGE   AVERAGE      AVERAGE     AVERAGE    ORIGINAL
REMAINING TERM (MONTHS)            LOANS      OUTSTANDING      POOL      COUPON       FICO       BALANCE       LTV     FULL DOC
-----------------------          ---------    -----------   ----------  --------    --------     -------    --------   --------
169 to 180                            478     $26,949,040       6.36%     11.10%      663.14     $56,379      96.42%     42.25%
229 to 240                              4         418,542       0.10       7.44       656.86     104,636      72.89      57.41
289 to 300                              1         106,267       0.03       6.99       663.00     106,267      80.00     100.00
349 to 360                          1,674     396,228,435      93.52       7.71       639.33     236,696      82.06      52.04
TOTAL:                              2,157    $423,702,285     100.00%      7.93%      640.86    $196,431      82.97%    51.44%


WEIGHTED AVERAGE IS: 345

MINIMUM: 173

MAXIMUM: 357

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                   AGGREGATE
                                       NUMBER OF   PRINCIPAL                    WEIGHTED
RANGE OF ORIGINAL MORTGAGE LOAN        MORTGAGE     BALANCE       PERCENT OF     AVERAGE    WEIGHTED    AVERAGE   ORIGINAL
PRINCIPAL BALANCES                       LOANS    OUTSTANDING    MORTGAGE POOL   COUPON   AVERAGE FICO  BALANCE      LTV    FULL DOC
-------------------------------        ---------  -----------    -------------  --------  ------------  -------   --------  --------
$50,000 or less                           313     $10,635,527        2.51%        11.40%     643.80     $33,979     94.91%    47.05%
$50,001 to $100,000                       417      30,553,871         7.21         9.58      629.46      73,271     88.39     57.32
$100,001 to $150,000                      311      38,493,743         9.09         8.39      625.99     123,774     84.05     61.17
$150,001 to $200,000                      298      52,031,345        12.28         8.01      631.00     174,602     82.20     54.92
$200,001 to $250,000                      171      38,171,134         9.01         7.98      631.09     223,223     83.88     58.75
$250,001 to $300,000                      120      32,901,699         7.77         7.65      642.91     274,181     83.12     49.05
$300,001 to $350,000                      135      44,562,859        10.52         7.54      638.92     330,095     83.25     51.92
$350,001 to $400,000                      150      55,694,122        13.14         7.56      646.73     371,294     82.59     44.69
$400,001 to $450,000                       74      31,597,333         7.46         7.55      641.38     426,991     81.93     48.43
$450,001 to $500,000                       82      39,159,529         9.24         7.39      654.93     477,555     80.58     47.23
$500,001 to $550,000                       34      17,894,413         4.22         7.35      657.71     526,306     80.21     32.41
$550,001 to $600,000                       33      19,171,040         4.52         7.14      653.92     580,941     78.83     48.69
$600,001 to $650,000                        8       4,945,849         1.17         7.92      666.32     618,231     75.40     25.68
$650,001 to $700,000                        7       4,780,349         1.13         7.20      674.62     682,907     76.33     71.22
$700,001 to $750,000                        1         699,441         0.17         6.50      602.00     699,441     90.00    100.00
$750,001 to $800,000                        2       1,516,751         0.36         6.69      687.00     758,376     82.50    100.00
$850,001 to $900,000                        1         893,280         0.21         6.99      662.00     893,280     75.00    100.00
TOTAL:                                  2,157    $423,702,285      100.00%         7.93%     640.86    $196,431     82.97%    51.44%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


PRODUCT TYPE SUMMARY

                                              AGGREGATE
                                 NUMBER OF    PRINCIPAL                    WEIGHTED
                                 MORTGAGE      BALANCE      PERCENT OF     AVERAGE     WEIGHTED      AVERAGE   ORIGINAL
PRODUCT TYPE                       LOANS     OUTSTANDING   MORTGAGE POOL    COUPON   AVERAGE FICO    BALANCE     LTV       FULL DOC
------------                     ---------  ------------   -------------   --------  ------------   --------   --------    --------
2/28                               1,206    $285,836,211        67.46%        7.81%     635.96      $237,012     82.49%      50.80%
3/27                                  94      25,808,062         6.09         7.25      658.36       274,554     79.80       57.47
5/25                                 100      28,642,662         6.76         7.11      650.84       286,427     83.40       49.92
6 Month LIBOR                          1         410,937         0.10         4.75      673.00       410,937     75.00        0.00
FRM 15 YR                             19       2,245,555         0.53         7.89      641.92       118,187     77.61       61.01
FRM 20 YR                              3         364,661         0.09         7.20      659.95       121,554     70.36       51.12
FRM 25 YR                              1         106,267         0.03         6.99      663.00       106,267     80.00      100.00
FRM 30 YR                            273      55,530,563        13.11         7.76      641.60       203,409     80.26       57.42
FRM Balloon 15/30                    460      24,757,366         5.84        11.38      665.00        53,820     98.11       40.67
TOTAL:                             2,157    $423,702,285       100.00%        7.93%     640.86      $196,431     82.97%      51.44%


PREPAYMENT PENALTIES SUMMARY

                                                 AGGREGATE
                                   NUMBER OF     PRINCIPAL                    WEIGHTED
                                   MORTGAGE       BALANCE      PERCENT OF     AVERAGE     WEIGHTED     AVERAGE    ORIGINAL
PREPAYMENT PENALTIES                 LOANS      OUTSTANDING   MORTGAGE POOL   COUPON    AVERAGE FICO   BALANCE     LTV      FULL DOC
--------------------               --------    ------------   -------------   --------  ------------  ---------   --------  -------
None                                   350      $63,065,597       14.88%         8.33%     649.95     $180,187     82.93%    45.43%
12 Months                              107       31,785,362         7.50         7.52      652.23      297,059     79.30     50.15
24 Months                            1,175      243,992,183        57.59         7.90      634.87      207,653     83.36     52.38
36 Months                              336       56,449,022        13.32         7.77      655.93      168,003     84.48     52.41
60 Months                              189       28,410,121         6.71         8.00      629.51      150,318     80.73     56.17
TOTAL:                               2,157     $423,702,285      100.00%         7.93%     640.86     $196,431     82.97%    51.44%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------




STATE DISTRIBUTION

                                                   AGGREGATE
                                       NUMBER OF   PRINCIPAL                    WEIGHTED
                                       MORTGAGE     BALANCE       PERCENT OF     AVERAGE    WEIGHTED    AVERAGE   ORIGINAL
STATE                                    LOANS    OUTSTANDING    MORTGAGE POOL   COUPON   AVERAGE FICO  BALANCE      LTV    FULL DOC
-----                                  --------- ------------    -------------  --------  ------------  -------   --------  --------
AR                                          2         $69,385         0.02%       10.65%     557.20     $34,692     77.68%    51.18%
AZ                                         90      12,957,512         3.06         8.12      625.59     143,972     85.24     55.87
CA                                      1,088     255,421,739        60.28         7.66      651.55     234,763     82.09     49.23
CO                                         51      10,540,117         2.49         8.06      636.88     206,669     83.76     48.59
CT                                          9       2,014,013         0.48         8.34      626.96     223,779     82.38     37.71
DE                                          3         732,915         0.17         7.85      609.37     244,305     86.61    100.00
FL                                         95      11,876,001         2.80         8.88      631.48     125,011     83.27     38.07
GA                                         31       4,365,498         1.03         8.48      635.32     140,823     89.41     61.32
IA                                          2          99,998         0.02         9.63      593.54      49,999     91.69      0.00
ID                                          3         724,647         0.17         8.42      629.63     241,549     93.94    100.00
IL                                         39       7,651,813         1.81         8.48      607.00     196,200     87.28     57.26
IN                                         18       1,547,059         0.37         8.80      587.70      85,948     87.94     87.87
KS                                          5         702,367         0.17         8.24      567.10     140,473     76.32     83.56
KY                                          6         456,384         0.11         9.24      595.02      76,064     92.59     50.79
LA                                         33       4,920,143         1.16         8.18      612.67     149,095     88.87     83.66
MA                                         19       3,360,036         0.79         7.92      612.65     176,844     77.38     62.44
MD                                         40       6,123,045         1.45         7.98      637.66     153,076     84.97     55.87
MI                                         48       6,938,529         1.64         8.20      632.13     144,553     81.51     66.69
MN                                         10       1,462,375         0.35         8.54      572.99     146,238     85.29     96.57
MO                                          9         691,396         0.16         8.57      562.72      76,822     81.50     68.10
MS                                         14       1,713,602         0.40         8.59      603.58     122,400     88.33     51.46
MT                                          8         984,818         0.23         7.91      655.13     123,102     82.21     57.25
NC                                         16       2,238,431         0.53         8.73      613.39     139,902     88.92     69.71
NE                                          3         605,612         0.14         8.09      611.87     201,871     87.30     25.04
NH                                          3         248,798         0.06         8.13      608.83      82,933     81.16    100.00
NJ                                         47      10,117,181         2.39         8.61      617.04     215,259     83.86     51.65
NM                                          2         218,903         0.05         8.57      577.92     109,451     88.78    100.00
NV                                         29       5,857,417         1.38         8.77      671.08     201,980     85.45     51.35
NY                                         87      23,759,738         5.61         7.73      626.96     273,100     78.59     51.67
OH                                         21       2,542,523         0.60         7.96      615.47     121,073     89.65     57.10
OK                                          7         678,527         0.16         8.94      591.91      96,932     90.28    100.00
OR                                          6         867,672         0.20         8.96      677.16     144,612     91.72     47.36
PA                                         70      10,170,439         2.40         8.70      612.10     145,292     86.68     50.33
RI                                          1         111,995         0.03         8.50      557.00     111,995     85.00    100.00
SC                                         12       1,377,174         0.33         8.78      618.58     114,764     89.79     92.84
TN                                         46       5,457,872         1.29         8.41      611.00     118,649     86.36     54.87
TX                                         65       8,547,684         2.02         8.47      629.24     131,503     83.05     36.56
UT                                         21       2,199,010         0.52         8.79      625.80     104,715     89.20     53.69
VA                                         67       8,716,149         2.06         8.47      620.79     130,092     86.15     50.90
VT                                          1         202,046         0.05         7.50      543.00     202,046     75.00      0.00
WA                                         18       3,135,294         0.74         8.05      660.87     174,183     84.39     51.64
WI                                          9         873,517         0.21         8.77      619.73      97,057     87.02     81.72
WY                                          3         422,913         0.10         7.86      610.54     140,971     79.85    100.00
TOTAL:                                  2,157    $423,702,285       100.00%        7.93%     640.86    $196,431     82.97%    51.44%


(1) No more than approximately 1.07% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRIL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIOS

                                                                 AGGREGATE
                                       NUMBER OF MORTGAGE    PRINCIPAL BALANCE   PERCENT OF MORTGAGE   WEIGHTED AVERAGE
RANGE OF LOAN-TO-VALUE RATIOS                LOANS             OUTSTANDING               POOL               COUPON
50.00% or less                                 20             $  3,871,985               0.91%              7.28%
50.01% to 55.00%                               14                2,588,363               0.61               7.51
55.01% to 60.00%                               27                5,798,721               1.37               7.42
60.01% to 65.00%                               26                6,400,850               1.51               7.49
65.01% to 70.00%                               69               15,228,437               3.59               7.82
70.01% to 75.00%                              121               30,387,222               7.17               7.60
75.01% to 80.00%                              736              186,339,217              43.98               7.46
80.01% to 85.00%                              175               35,187,049               8.30               8.06
85.01% to 90.00%                              262               58,960,919              13.92               8.08
90.01% to 95.00%                              196               37,276,435               8.80               8.41
95.01% to 100.00%                             511               41,663,087               9.83               9.74
TOTAL:                                      2,157             $423,702,285             100.00%              7.93%

                         WEIGHTED AVERAGE       AVERAGE            ORIGINAL          FULL
                               FICO             BALANCE              LTV             DOC
50.00% or less                629.89           $193,599             40.50%          63.88%
50.01% to 55.00%              635.66            184,883             52.68           21.35
55.01% to 60.00%              609.66            214,767             57.64           29.06
60.01% to 65.00%              613.81            246,187             62.82           38.46
65.01% to 70.00%              603.86            220,702             68.84           36.58
70.01% to 75.00%              627.55            251,134             74.16           45.42
75.01% to 80.00%              655.00            253,178             79.85           44.23
80.01% to 85.00%              603.79            201,069             84.37           68.53
85.01% to 90.00%              623.81            225,042             89.67           59.63
90.01% to 95.00%              633.53            190,186             94.52           67.38
95.01% to 100.00%             672.70             81,532             99.91           59.05
TOTAL:                        640.86           $196,431             82.97%          51.44%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.70% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 82.97%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.86% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.14%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.89%.

MORTGAGE LOAN AGE SUMMARY

                                   NUMBER          AGGREGATE               PERCENT          WEIGHTED
                                OF MORTGAGE    PRINCIPAL BALANCE         OF MORTGAGE        AVERAGE
MORTGAGE LOAN AGE (MONTHS)          LOANS         OUTSTANDING               POOL            COUPON
           3                         967          $200,209,775              47.25%           7.77%
           4                       1,018           190,885,279              45.05            8.02
           5                         144            27,922,943               6.59            8.32
           6                          22             3,786,556               0.89            8.39
           7                           4               822,415               0.19            9.07
           8                           1                33,874               0.01           12.25
           9                           1                41,443               0.01           10.50
      TOTAL:                       2,157          $423,702,285             100.00%           7.93%

                                   WEIGHTED
                                   AVERAGE           AVERAGE            ORIGINAL           FULL
MORTGAGE LOAN AGE (MONTHS)         FICO              BALANCE              LTV              DOC
           3                       640.01           $207,042             82.69%           51.40%
           4                       641.83            187,510             83.25            52.63
           5                       643.60            193,909             83.03            43.35
           6                       622.30            172,116             81.63            52.19
           7                       624.84            205,604             88.92            55.92
           8                       527.00             33,874             70.00             0.00
           9                       586.00             41,443             75.60           100.00
      TOTAL:                       640.86           $196,431             82.97%           51.44%

As of the Cut-off Date, the weighted average age of the Mortgage Loans approximately 4 months.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRIL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------

CREDIT SCORE SUMMARY


                           NUMBER           AGGREGATE              PERCENT         WEIGHTED
                         OF MORTGAGE   PRINCIPAL BALANCE         OF MORTGAGE       AVERAGE         WEIGHTED
CREDIT SCORES               LOANS          OUTSTANDING               POOL          COUPON        AVERAGE FICO
451 to 500                     3          $    592,754               0.14%          8.72%          500.00
501 to 550                   189            33,156,749               7.83           8.82           529.43
551 to 600                   326            62,647,657              14.79           8.25           578.81
601 to 650                   783           143,468,148              33.86           8.01           626.92
651 to 700                   573           119,342,473              28.17           7.69           672.31
701 to 750                   217            48,849,508              11.53           7.47           721.60
751 to 800                    65            15,273,645               3.60           7.12           765.66
801 to 850                     1               371,351               0.09           6.25           810.00
TOTAL:                     2,157          $423,702,285             100.00%          7.93%          640.86

                       AVERAGE              ORIGINAL
CREDIT SCORES          BALANCE                LTV            FULL DOC
451 to 500              $197,585             72.07%          100.00%
501 to 550               175,433             78.25            78.80
551 to 600               192,171             82.45            73.54
601 to 650               183,229             83.57            51.90
651 to 700               208,277             83.44            34.15
701 to 750               225,113             84.21            43.62
751 to 800               234,979             82.46            54.12
801 to 850               371,351             80.00           100.00
TOTAL:                  $196,431             82.97%           51.44%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 641.

CREDIT GRADE SUMMARY

                                                    AGGREGATE             PERCENT         WEIGHTED
                            NUMBER OF MORTGAGE   PRINCIPAL BALANCE      OF MORTGAGE        AVERAGE
CREDIT GRADE                       LOANS            OUTSTANDING             POOL           COUPON
AA                                   948          $202,195,307              47.72%          7.61%
A                                    624           109,508,463              25.85           8.11
A-                                   200            39,478,730               9.32           8.07
B+                                   163            32,980,426               7.78           8.21
B                                    196            34,719,771               8.19           8.54
C                                     26             4,819,587               1.14           9.51
TOTAL:                             2,157          $423,702,285             100.00%          7.93%

                  WEIGHTED         AVERAGE              ORIGINAL          FULL
CREDIT GRADE    AVERAGE FICO       BALANCE                LTV             DOC
AA                 683.63           $213,286             83.44%          40.01%
A                  628.18            175,494             84.05           50.87
A-                 613.28            197,394             83.78           59.13
B+                 570.46            202,334             81.89           83.11
B                  543.26            177,142             77.93           77.70
C                  545.40            185,369             75.28           74.67
TOTAL:             640.86           $196,431             82.97%          51.44%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


DOCUMENTATION SUMMARY

                                                                  NUMBER           AGGREGATE               PERCENT         WEIGHTED
                                                                OF MORTGAGE     PRINCIPAL BALANCE         OF MORTGAGE      AVERAGE
DOCUMENTATION                                                      LOANS           OUTSTANDING              POOL           COUPON
Full                                                               1,150          $217,946,979              51.44%          7.81%
Stated                                                               509           107,092,205              25.28           7.93
Streamlined                                                          326            57,291,017              13.52           8.34
Lite                                                                 104            23,472,293               5.54           7.87
Limited                                                               68            17,899,791               4.22           8.06
TOTAL:                                                             2,157          $423,702,285             100.00%          7.93%

                                                                   WEIGHTED
                                                                    AVERAGE         AVERAGE              ORIGINAL           FULL
DOCUMENTATION                                                        FICO           BALANCE                LTV              DOC
Full                                                                626.79           $189,519             84.35%          100.00%
Stated                                                              656.80            210,397             79.64             0.00
Streamlined                                                         671.52            175,739             83.47             0.00
Lite                                                                638.86            225,695             83.17             0.00
Limited                                                             621.34            263,232             84.10             0.00
TOTAL:                                                              640.86           $196,431             82.97%           51.44%

MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

                                   NUMBER          AGGREGATE              PERCENT          WEIGHTED
                                 OF MORTGAGE   PRINCIPAL BALANCE        OF MORTGAGE         AVERAGE
MAXIMUM MORTGAGE RATE               LOANS          OUTSTANDING              POOL            COUPON
13.000% or less                      144          $ 46,514,668              13.65%           6.28%
13.001% to 13.500%                   213            64,466,044              18.92            6.88
13.501% to 14.000%                   219            61,680,037              18.10            7.36
14.001% to 14.500%                   263            60,197,029              17.67            7.85
14.501% to 15.000%                   207            44,038,978              12.93            8.37
15.001% to 15.500%                   165            31,469,324               9.24            8.83
15.501% to 16.000%                    77            14,573,061               4.28            9.32
16.001% to 16.500%                    68            11,060,904               3.25            9.80
16.501% to 17.000%                    25             3,851,710               1.13           10.21
17.001% to 17.500%                    15             1,906,375               0.56           10.85
17.501% to 18.000%                     2               399,938               0.12           10.55
18.001% to 18.500%                     3               539,803               0.16           11.68
TOTAL:                             1,401          $340,697,872             100.00%           7.70%

                              WEIGHTED
                              AVERAGE         AVERAGE              ORIGINAL            FULL
MAXIMUM MORTGAGE RATE           FICO          BALANCE                LTV               DOC
13.000% or less                679.06           $323,019             78.89%           61.59%
13.001% to 13.500%             660.16            302,657             80.42            54.00
13.501% to 14.000%             649.91            281,644             82.01            48.88
14.001% to 14.500%             630.96            228,886             83.06            47.78
14.501% to 15.000%             618.93            212,749             83.87            43.65
15.001% to 15.500%             606.63            190,723             85.40            50.58
15.501% to 16.000%             606.42            189,261             86.87            44.66
16.001% to 16.500%             594.69            162,660             84.77            58.19
16.501% to 17.000%             558.82            154,068             84.38            52.51
17.001% to 17.500%             561.51            127,092             85.33            70.44
17.501% to 18.000%             533.98            199,969             82.16           100.00
18.001% to 18.500%             516.76            179,934             76.39            20.21
TOTAL:                         638.96           $243,182             82.35%           51.17%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 18.380% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.195% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------



NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

                                       NUMBER           AGGREGATE                PERCENT         WEIGHTED
                                     OF MORTGAGE    PRINCIPAL BALANCE          OF MORTGAGE       AVERAGE
NEXT ADJUSTMENT DATE                    LOANS          OUTSTANDING                POOL           COUPON
5/1/03                                      1          $    410,937               0.12%           4.75%
5/1/04                                      1                41,443               0.01           10.50
7/1/04                                      2               299,642               0.09            8.30
8/1/04                                      9             1,954,554               0.57            7.66
9/1/04                                     83            19,307,405               5.67            8.18
10/1/04                                   600           136,036,547              39.93            7.88
11/1/04                                   510           128,094,511              37.60            7.68
8/1/05                                      3               440,606               0.13            7.78
9/1/05                                      8             2,684,004               0.79            7.03
10/1/05                                    43            11,486,587               3.37            7.22
11/1/05                                    41            11,298,973               3.32            7.31
10/1/07                                    36             9,946,478               2.92            7.14
11/1/07                                    64            18,696,184               5.49            7.09
TOTAL:                                  1,401          $340,697,872             100.00%           7.70%

                                   WEIGHTED
                                   AVERAGE            AVERAGE            ORIGINAL           FULL
NEXT ADJUSTMENT DATE                 FICO             BALANCE              LTV              DOC
5/1/03                              673.00            410,937             75.00%            0.00%
5/1/04                              586.00             41,443             75.60           100.00
7/1/04                              597.10            149,821             77.25             0.00
8/1/04                              607.76            217,173             80.95            56.55
9/1/04                              641.35            232,619             82.91            40.95
10/1/04                             635.95            226,728             82.87            52.10
11/1/04                             635.64            251,166             82.07            50.95
8/1/05                              619.93            146,869             91.00           100.00
9/1/05                              632.98            335,501             82.35            62.95
10/1/05                             669.13            267,130             76.36            60.90
11/1/05                             655.45            275,585             82.24            50.51
10/1/07                             659.19            276,291             83.32            45.28
11/1/07                             646.39            292,128             83.44            52.38
TOTAL:                              638.96           $243,182             82.35%           51.17%



LOAN PURPOSE

                              NUMBER           AGGREGATE              PERCENT
                            OF MORTGAGE    PRINCIPAL BALANCE         OF MORTGAGE
LOAN PURPOSE                   LOANS          OUTSTANDING               POOL
Purchase                       1,211          $220,206,276              51.97%
Cashout Refi                     771           169,014,621              39.89
Rate/Term Refi                   175            34,481,388               8.14
TOTAL:                         2,157          $423,702,285             100.00%


                         WEIGHTED        WEIGHTED
                          AVERAGE        AVERAGE           AVERAGE            ORIGINAL           FULL
LOAN PURPOSE              COUPON           FICO            BALANCE              LTV              DOC
Purchase                   7.99%          661.11            181,838             84.43%          45.23%
Cashout Refi               7.86           618.13            219,215             81.38           57.72
Rate/Term Refi             7.88           623.04            197,037             81.34           60.31
TOTAL:                     7.93%          640.86           $196,431             82.97%          51.44%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRIL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------

PROPERTY TYPE

                                             NUMBER          AGGREGATE              PERCENT          WEIGHTED
                                           OF MORTGAGE    PRINCIPAL BALANCE        OF MORTGAGE       AVERAGE
PROPERTY TYPE                                LOANS          OUTSTANDING               POOL           COUPON
Single family detached                       1,557          $309,820,328              73.12%          7.91%
Condominium                                    198            29,757,607               7.02           7.73
Duplex                                          66            12,195,645               2.88           7.90
Triplex                                         13             2,630,567               0.62           8.29
PUD single family( Detached)                   230            54,969,647              12.97           8.06
PUD project ( Attached)                         70            10,818,160               2.55           8.07
Single family 4 unit                            15             2,959,192               0.70           8.31
Manufactured Housing                             8               551,139               0.13           8.22
TOTAL:                                       2,157          $423,702,285             100.00%          7.93%

                                         WEIGHTED
                                         AVERAGE           AVERAGE            ORIGINAL          FULL
PROPERTY TYPE                             FICO             BALANCE              LTV             DOC
Single family detached                   637.77            198,985             82.85%          53.09%
Condominium                              665.02            150,291             84.00           48.41
Duplex                                   663.49            184,782             80.41           40.00
Triplex                                  627.41            202,351             77.96           67.16
PUD single family( Detached)             636.65            238,998             83.66           50.54
PUD project ( Attached)                  652.30            154,545             84.41           33.77
Single family 4 unit                     678.69            197,279             83.23           24.22
Manufactured Housing                     632.89             68,892             74.08           49.60
TOTAL:                                   640.86           $196,431             82.97%          51.44%



OCCUPANCY

                                NUMBER          AGGREGATE              PERCENT          WEIGHTED
                              OF MORTGAGE    PRINCIPAL BALANCE        OF MORTGAGE       AVERAGE
OCCUPANCY                       LOANS           OUTSTANDING              POOL           COUPON
Primary                         2,034          $404,297,163              95.42%          7.92%
Investment                         96            12,902,015               3.05           8.24
Second/Vacation                    27             6,503,107               1.53           7.50
TOTAL:                          2,157          $423,702,285             100.00%          7.93%

                            WEIGHTED
                            AVERAGE          AVERAGE             ORIGINAL          FULL
OCCUPANCY                    FICO            BALANCE               LTV             DOC
Primary                     640.01            198,770             83.07%          51.29%
Investment                  655.69            134,396             78.75           52.37
Second/Vacation             664.48            240,856             84.77           58.63
TOTAL:                      640.86           $196,431             82.97%          51.44%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
 [MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------

                         GROUP A ASSUMED MORTGAGE POOLS

                  GROUP A FIXED RATE FIRST LIEN MORTGAGE LOANS

                                                            ORIGINAL                     ORIGINAL
                       GROSS         NET      ORIGINAL    AMORTIZATION   REMAINING       MONTHS TO
                     MORTGAGE      MORTGAGE     TERM         TERM          TERM          PREPAYMENT
CURRENT BALANCE        RATE          RATE    (IN MONTHS)  (IN MONTHS)   (IN MONTHS)  PENALTY EXPIRATION
$   672,757.18         8.312        7.782       180          180            176              0
$   131,343.49         8.010        7.480       180          180            177             12
$    74,047.49         7.990        7.460       180          180            177             24
$   163,608.77         8.405        7.875       180          180            177             36
$ 1,199,217.52         8.499        7.969       180          180            176             60
$   388,202.62         7.706        7.176       240          240            236              0
$   193,323.91         6.125        5.595       240          240            236             12
$ 3,470,141.74         8.316        7.786       360          360            356              0
$ 6,413,328.80         7.835        7.305       360          360            356             12
$ 2,627,025.33         7.885        7.355       360          360            356             24
$11,919,098.02         7.768        7.238       360          360            356             36
$ 7,270,617.87         8.073        7.543       360          360            356             60
$34,522,712.74






                  GROUP A FIXED RATE SECOND LIEN MORTGAGE LOANS

                                                                                                                     ORIGINAL
                                                         ORIGINAL TERM  ORIGINAL AMORTIZATION  REMAINING TERM  MONTHS TO PREPAYMENT
CURRENT BALANCE  GROSS MORTGAGE RATE  NET MORTGAGE RATE   (IN MONTHS)      TERM (IN MONTHS)      (IN MONTHS)    PENALTY EXPIRATION
     $74,418.43        12.500               11.970            180                180                 176                36
     $56,413.75         8.750               8.220             240                240                 236                 0
     $31,811.74        11.000               10.470            240                240                 235                36
     $26,599.62         8.750               8.220             300                300                 296                 0
  $9,588,008.62        11.244               10.714            180                360                 176                 0
  $1,405,025.46        10.717               10.187            180                360                 176                12
 $15,355,327.78        11.024               10.494            180                360                 176                24
 $10,752,422.63        11.166               10.636            180                360                 176                36
    $400,977.49        10.898               10.368            180                360                 176                60
 $37,691,005.52

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
 [MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------




                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS


                                      ORIGINAL  REMAINING          INITIAL
                   GROSS      NET       TERM      TERM              RATE
                  MORTGAGE  MORTGAGE    (IN       (IN      GROSS   CHANGE   PERIODIC  MAXIMUM    MINIMUM
CURRENT BALANCE     RATE     RATE      MONTHS)  MONTHS)    MARGIN   CAP       CAP      RATE       RATE
 $30,079,391.02    8.320     7.790      360       356      6.338   1.500     1.000     14.800     8.320

 $11,888,227.90    7.766     7.236      360       356      6.042   1.500     1.000     14.277     7.766

$212,375,652.75    7.926     7.396      360       356      6.322   1.502     1.000     14.418     7.926

  $2,801,857.95    8.158     7.628      360       356      6.235   1.500     1.000     14.658     8.158

    $267,884.34    6.875     6.345      360       356      5.250   1.500     1.000     13.375     6.875

  $3,114,146.81    8.238     7.708      360       356      6.404   3.000     1.000     14.790     8.238

    $394,890.15    6.658     6.128      360       357      6.285   3.000     1.000     13.158     6.658

  $2,243,292.26    7.246     6.716      360       356      6.223   3.000     1.000     13.746     7.246

 $13,583,899.77    7.736     7.206      360       356      6.305   3.000     1.000     14.193     7.736

    $970,066.71    8.040     7.510      360       356      6.221   3.000     1.000     14.540     8.040

    $297,026.46    8.725     8.195      360       357      6.763   3.000     1.000     15.225     8.725

  $1,825,862.01    7.576     7.046      360       357      6.437   3.000     1.000     14.076     7.576

 $17,445,253.62    7.169     6.639      360       357      6.064   3.000     1.000     13.622     7.169

    $291,758.38    8.458     7.928      360       357      6.733   1.000     1.000     14.958     8.458

    $232,714.81    4.750     4.220      360       357      5.990   1.000     1.000     11.250     4.750
$297,811,924.94

                                                            ORIGINAL
                                  MONTHS UNTIL              MONTHS TO
                 RATE CHANGE       NEXT RATE                 PREPAY.
                  FREQUENCY        ADJUSTMENT                PENALTY
CURRENT BALANCE  (IN MONTHS)         DATE          INDEX    EXPIRATION
 $30,079,391.02      6                20          LIBOR6M       0

 $11,888,227.90      6                20          LIBOR6M       12

$212,375,652.75      6                20          LIBOR6M       24

  $2,801,857.95      6                20          LIBOR6M       36

    $267,884.34      6                20          LIBOR6M       60

  $3,114,146.81      6                32          LIBOR6M       0

    $394,890.15      6                33          LIBOR6M       12

  $2,243,292.26      6                32          LIBOR6M       24

 $13,583,899.77      6                33          LIBOR6M       36

    $970,066.71      6                56          LIBOR6M       0

    $297,026.46      6                57          LIBOR6M       12

  $1,825,862.01      6                57          LIBOR6M       24

 $17,445,253.62      6                56          LIBOR6M       36

    $291,758.38      6                 3          LIBOR6M       0

    $232,714.81      6                 3          LIBOR6M       36
$297,811,924.94

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
 [MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2003-WMC1
--------------------------------------------------------------------------------





                         GROUP B ASSUMED MORTGAGE POOLS

                  GROUP B FIXED RATE FIRST LIEN MORTGAGE LOANS





                                                                                                  ORIGINAL
                                                                    ORIGINAL                      MONTHS TO
                    GROSS              NET                        AMORTIZATION    REMAINING      PREPAYMENT
                   MORTGAGE         MORTGAGE    ORIGINAL TERM         TERM           TERM          PENALTY
CURRENT BALANCE       RATE            RATE       (IN MONTHS)      (IN MONTHS)     (IN MONTHS)     EXPIRATION
$   137,269.58       8.750            8.220          180              180            177              0
$   663,417.24       6.902            6.372          180              180            177             12
$   123,785.78       8.099            7.569          180              180            177             24
$    96,509.37       8.500            7.970          180              180            176             36
$ 1,182,888.72       8.175            7.645          180              180            177             60
$   142,883.22       6.990            6.460          240              240            236              0
$   178,252.03       7.000            6.470          240              240            235             12
$   106,267.17       6.990            6.460          300              300            296              0
$ 4,525,693.56       7.773            7.243          360              360            356              0
$ 9,616,605.91       7.718            7.188          360              360            356             12
$ 7,212,610.99       7.547            7.017          360              360            356             24
$ 8,735,199.67       7.547            7.017          360              360            356             36
$25,412,084.53       7.905            7.375          360              360            357             60
$    53,880.67       9.000            8.470          240              360            236             24
$58,187,348.44



                  GROUP B FIXED RATE SECOND LIEN MORTGAGE LOANS

                                                                                                                     ORIGINAL
                                                                                                                     MONTHS TO
                                                                                                                    PREPAYMENT
                                                         ORIGINAL TERM    ORIGINAL AMORTIZATION   REMAINING TERM      PENALTY
CURRENT BALANCE  GROSS MORTGAGE RATE  NET MORTGAGE RATE   (IN MONTHS)        TERM (IN MONTHS)       (IN MONTHS)      EXPIRATION
     $26,811.74        10.500              9.970              180                 180                 177                0
     $14,872.26        11.500              10.970             180                 180                 176               36
     $43,526.24        8.750               8.220              240                 240                 236                0
     $28,368.40        12.250              11.720             360                 360                 356               24
  $8,305,227.46        11.894              11.364             180                 360                 176                0
    $724,019.88        10.115              9.585              180                 360                 176               12
  $8,138,808.67        11.055              10.525             180                 360                 176               24
  $6,932,467.93        11.263              10.733             180                 360                 176               36
    $602,961.83        11.928              11.398             180                 360                 176               60
 $24,817,064.41



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                                     MONTHS
                                                                  INITIAL                                 RATE        UNTIL
                  GROSS      NET     ORIGINAL  REMAINING           RATE                                  CHANGE     NEXT RATE
                 MORTGAGE  MORTGAGE  TERM (IN  TERM (IN   GROSS   CHANGE   PERIODIC  MAXIMUM  MINIMUM   FREQUENCY   ADJUSTMENT
CURRENT BALANCE   RATE       RATE     MONTHS)   MONTHS)   MARGIN    CAP      CAP      RATE     RATE    (IN MONTHS)     DATE
---------------   ----       ----     -------   -------   ------    ---      ---      ----     ----    -----------     ----
$ 42,226,674.37    7.939     7.409       360      356      6.137    1.500     1.000   14.439    7.939       6            20
$ 16,492,937.04    7.497     6.967       360      356      6.173    1.521     1.000   13.978    7.497       6            20
$224,658,269.00    7.804     7.274       360      356      6.222    1.500     1.000   14.299    7.804       6            20
$  2,227,387.34    7.752     7.222       360      356      6.680    1.500     1.000   13.922    7.752       6            20
$    230,943.60    9.020     8.490       360      357      7.323    1.500     1.000   15.520    9.020       6            21
$  4,625,103.62    7.127     6.597       360      357      5.817    3.000     1.000   13.627    7.127       6            33
$  2,602,246.04    7.060     6.530       360      356      5.016    3.000     1.000   13.560    7.060       6            32
$  1,212,543.65    7.733     7.203       360      356      6.794    3.000     1.000   14.434    7.733       6            33
$ 17,368,168.22    7.273     6.743       360      356      6.049    3.000     1.000   13.762    7.273       6            32
$  2,926,139.56    6.713     6.183       360      357      5.447    3.000     1.000   13.213    6.713       6            57
$  1,096,946.77    6.909     6.379       360      357      5.331    3.000     1.000   13.409    6.909       6            57
$  2,563,915.92    7.250     6.720       360      357      5.808    3.000     1.000   13.750    7.250       6            57
$ 21,074,417.69    7.131     6.601       360      357      5.993    3.000     1.000   13.616    7.131       6            57
$    981,242.43    7.613     7.083       360      357      6.358    3.000     1.000   14.113    7.613       6            57
$    410,936.87    4.750     4.220       360      357      4.375    1.000     1.000   11.250    4.750       6             3
$340,697,872.12

                              ORIGINAL
                              MONTHS TO
                               PREPAY.
                               PENALTY
CURRENT BALANCE     INDEX     EXPIRATION
---------------     -----     ----------
$ 42,226,674.37    LIBOR6M         0
$ 16,492,937.04    LIBOR6M        12
$224,658,269.00    LIBOR6M        24
$  2,227,387.34    LIBOR6M        36
$    230,943.60    LIBOR6M        60
$  4,625,103.62    LIBOR6M         0
$  2,602,246.04    LIBOR6M        12
$  1,212,543.65    LIBOR6M        24
$ 17,368,168.22    LIBOR6M        36
$  2,926,139.56    LIBOR6M         0
$  1,096,946.77    LIBOR6M        12
$  2,563,915.92    LIBOR6M        24
$ 21,074,417.69    LIBOR6M        36
$    981,242.43    LIBOR6M        60
$    410,936.87    LIBOR6M        12
$340,697,872.12


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


                           ONE MONTH LIBOR CAP TABLES

BEGINNING    ENDING      1ML SET     PAYMENT       NOTIONAL        1ML          1ML
 ACCRUAL     ACCRUAL      DATE        DATE         BALANCE      STRIKE (1)   STRIKE (2)
 -------     -------      ----        ----         -------      ----------   ----------
 3/11/03     3/25/03      3/9/03     3/23/03    $793,727,928     16.015        8.850
 3/25/03     4/25/03     3/23/03     4/23/03    $774,632,369      7.020        8.850
 4/25/03     5/25/03     4/23/03     5/23/03    $755,751,731      7.275        8.850
 5/25/03     6/25/03     5/23/03     6/23/03    $737,075,459      7.035        8.850
 6/25/03     7/25/03     6/23/03     7/23/03    $718,594,949      7.289        8.850
 7/25/03     8/25/03     7/23/03     8/23/03    $700,303,084      7.047        8.850
 8/25/03     9/25/03     8/23/03     9/23/03    $682,195,112      7.053        8.850
 9/25/03    10/25/03     9/23/03    10/23/03    $664,508,935      7.308        8.850
10/25/03    11/25/03    10/23/03    11/23/03    $647,286,217      7.065        8.850
11/25/03    12/25/03    11/23/03    12/23/03    $630,514,702      7.321        8.850
12/25/03     1/25/04    12/23/03     1/23/04    $614,182,573      7.078        8.850
 1/25/04     2/25/04     1/23/04     2/23/04    $598,278,098      7.085        8.850
 2/25/04     3/25/04     2/23/04     3/23/04    $582,789,974      7.608        8.850
 3/25/04     4/25/04     3/23/04     4/23/04    $567,707,199      7.098        8.850
 4/25/04     5/25/04     4/23/04     5/23/04    $553,019,062      7.355        8.850
 5/25/04     6/25/04     5/23/04     6/23/04    $538,715,140      7.113        8.850
 6/25/04     7/25/04     6/23/04     7/23/04    $524,785,369      7.370        8.850
 7/25/04     8/25/04     7/23/04     8/23/04    $511,219,784      7.127        8.850
 8/25/04     9/25/04     8/23/04     9/23/04    $498,008,771      7.134        8.850
 9/25/04    10/25/04     9/23/04    10/23/04    $485,142,972      7.393        8.850
10/25/04    11/25/04    10/23/04    11/23/04    $472,613,276      8.127        8.850
11/25/04    12/25/04    11/23/04    12/23/04    $460,471,884      8.419        8.850
12/25/04     1/25/05    12/23/04     1/23/05    $448,646,045      8.142        8.850
 1/25/05     2/25/05     1/23/05     2/23/05    $437,127,390      8.148        8.850
 2/25/05     3/25/05     2/23/05     3/23/05    $425,907,856      9.072        8.850
 3/25/05     4/25/05     3/23/05     4/23/05    $414,979,594      8.163        8.850
 4/25/05     5/25/05     4/23/05     5/23/05    $404,334,961      9.124        8.850
 5/25/05     6/25/05     5/23/05     6/23/05    $393,995,190      8.825        8.850
 6/25/05     7/25/05     6/23/05     7/23/05    $383,922,981      9.140        8.850
 7/25/05     8/25/05     7/23/05     8/23/05    $374,111,276      8.839        8.850
 8/25/05     9/25/05     8/23/05     9/23/05    $364,553,265      8.847        8.850

      (1)   Bought 1ML Cap at strike schedule

      (2)   Sold 1ML Cap at 8.85% strike


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                AVAILABLE    AVAILABLE
                FUNDS CAP    FUNDS CAP
PAYMENT DATE      (1)(2)      (1)(3)
------------      ------      ------
   3/25/03        16.415      16.415
   4/25/03        7.420        9.281
   5/25/03        7.675        9.277
   6/25/03        7.435        9.282
   7/25/03        7.689        9.278
   8/25/03        7.447        9.284
   9/25/03        7.453        9.284
  10/25/03        7.707        9.280
  11/25/03        7.465        9.286
  12/25/03        7.720        9.282
   1/25/04        7.477        9.288
   2/25/04        7.484        9.288
   3/25/04        8.007        9.278
   4/25/04        7.497        9.290
   5/25/04        7.754        9.285
   6/25/04        7.511        9.292
   7/25/04        7.768        9.287
   8/25/04        7.525        9.294
   9/25/04        7.532        9.295
  10/25/04        7.791        9.289
  11/25/04        7.548        9.270
  12/25/04        7.808        9.263
   1/25/05        7.564        9.270
   2/25/05        7.572        9.271
   3/25/05        8.393        9.472
   4/25/05        7.589        9.272
   5/25/05        7.851        9.524
   6/25/05        7.607        9.251
   7/25/05        7.870        9.540
   8/25/05        7.625        9.251
   9/25/05        7.635        9.250
  10/25/05        7.899        9.563
  11/25/05        7.658        9.994
  12/25/05        7.925       10.408
   1/25/06        7.680       10.080
   2/25/06        7.690       10.088
   3/25/06        8.526       11.178
   4/25/06        7.634       10.003
   5/25/06        7.891       11.016
   6/25/06        7.639       10.680
   7/25/06        7.896       11.032
   8/25/06        7.644       10.672
   9/25/06        7.646       10.668
  10/25/06        7.904       11.019
  11/25/06        7.651       11.311
  12/25/06        7.909       11.706
   1/25/07        7.657       11.323
   2/25/07        7.659       11.317
   3/25/07        8.483       12.524
   4/25/07        7.665       11.306
   5/25/07        7.923       12.335
   6/25/07        7.670       11.953
   7/25/07        7.928       12.344
   8/25/07        7.675       11.938
   9/25/07        7.678       11.931
  10/25/07        7.937       12.322
  11/25/07        7.688       11.991
  12/25/07        7.953       12.498
   1/25/08        7.699       12.087
   2/25/08        7.702       12.079
   3/25/08        8.236       12.904
   4/25/08        7.707       12.063
   5/25/08        7.967       12.478
   6/25/08        7.713       12.100
   7/25/08        7.973       12.495
   8/25/08        7.718       12.084
   9/25/08        7.721       12.076
  10/25/08        7.981       12.470
  11/25/08        7.727       12.079
  12/25/08        7.987       12.506
   1/25/09        7.733       12.094
   2/25/09        7.735       12.086
   3/25/09        8.571       13.371
   4/25/09        7.751       12.076
   5/25/09        8.020       12.501
   6/25/09        7.771       12.132
   7/25/09        8.041       12.538
   8/25/09        7.792       12.137
   9/25/09        7.803       12.139
  10/25/09        8.074       12.547
  11/25/09        7.825       12.155
  12/25/09        8.097       12.580
   1/25/10        7.848       12.178
   2/25/10        7.860       12.182
   3/25/10        8.716       13.493
   4/25/10        7.885       12.192
   5/25/10        8.161       12.604
   6/25/10        7.911       12.203
   7/25/10        8.188       12.616
   8/25/10           --       12.216

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(2) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.34% and 1.34%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.34% and 20.00%, respectively. Includes proceeds from 1ML Cap.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


                         DISCOUNT MARGIN TABLE (TO CALL)

PREPAYMENT SPEED             0%               80%              100%              150%              200%
----------------             --               ---              ----              ----              ----
A-1
 100.00000 PRICE             40                40               40                40                40
WAL                        17.86              3.11             2.41              1.27              0.82
PRINCIPAL WINDOW       Mar03 - Jul31     Mar03 - Jul12     Mar03 - Jul10     Mar03 - Oct07     Mar03 - May05

A-2
 100.00000 PRICE             36                36               36                36                36
WAL                        18.13              3.11             2.41              1.27              0.83
PRINCIPAL WINDOW       Mar03 - Jul31     Mar03 - Jul12     Mar03 - Jul10     Mar03 - Oct07     Mar03 - May05

M-1
 100.00000 PRICE             75                75               75                75                75
WAL                        25.68              6.10             4.99              4.50              2.55
PRINCIPAL WINDOW       Feb24 - Jul31     Mar06 - Jul12     Jun06 - Jul10     Mar07 - Oct07     May05 - Jan06

M-2
 100.00000 PRICE            175               175               175               175               175
WAL                        25.68              6.10             4.92              3.94              3.10
PRINCIPAL WINDOW       Feb24 - Jul31     Mar06 - Jul12     Apr06 - Jul10     Aug06 - Oct07     Jan06 - Apr06

B-1
 97.83714 PRICE             340               366               375               389               399
WAL                        25.68              6.10             4.90              3.68              3.12
PRINCIPAL WINDOW       Feb24 - Jul31     Mar06 - Jul12     Mar06 - Jul10     May06 - Oct07     Apr06 - Apr06

B-2
 85.30993 PRICE             433               636               700               814               868
WAL                        25.63              5.98             4.79              3.51              3.12
PRINCIPAL WINDOW       Feb24 - Jul31     Mar06 - Jul12     Mar06 - Jul10     Apr06 - Oct07     Apr06 - Apr06


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2003-WMC1
--------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO MATURITY)

PREPAYMENT SPEED             0%               80%              100%              150%              200%
----------------             --               ---              ----              ----              ----
A-1
 100.00000 PRICE             40                43                43                43                40
WAL                        17.90              3.38              2.64              1.39              0.82
PRINCIPAL WINDOW       Mar03 - Sep32     Mar03 - Feb23     Mar03 - Feb19     Mar03 - Mar14     Mar03 - May05

A-2
 100.00000 PRICE             36                38                39                39                36
WAL                        18.18              3.38              2.64              1.40              0.83
PRINCIPAL WINDOW       Mar03 - Oct32     Mar03 - Feb23     Mar03 - May19     Mar03 - Apr14     Mar03 - May05

M-1
 100.00000 PRICE             75                78                78                79                75
WAL                        25.80              6.73              5.54              5.12              2.55
PRINCIPAL WINDOW       Feb24 - Sep32     Mar06 - Sep19     Jun06 - Mar17     Mar07 - Feb12     May05 - Jan06

M-2
 100.00000 PRICE            175               181               181               181               206
WAL                        25.80              6.67              5.41              4.24              4.98
PRINCIPAL WINDOW       Feb24 - Jul32     Mar06 - Dec17     Apr06 - Sep15     Aug06 - Jan11     Jan06 - Nov10

B-1
 97.83714 PRICE              340               372               380               393               413
WAL                        25.77              6.49              5.21              3.87              3.77
PRINCIPAL WINDOW       Feb24 - May32     Mar06 - Sep16     Mar06 - Nov13     May06 - Nov09     Jul06 - Oct07

B-2
 85.30993 PRICE             433               635               699               813               853
WAL                        25.63              6.02              4.82              3.52              3.26
PRINCIPAL WINDOW       Feb24 - Oct31     Mar06 - Jun13     Mar06 - Apr11     Apr06 - Mar08     Apr06 - Aug06


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.